TAX-FREE
INVESTMENTS CO.
                                    PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL                   Tax-Free Investments Co. (the "Company") is a mutual fund designed for insti-
CASH RESERVE                  tutions and individuals seeking current income which is exempt from federal in-
SHARES                        come taxes. Pursuant to this Prospectus, the Company offers shares representing interests in Institutional Cash Reserve Shares (the "Institutional Class") of
JULY 29, 1997                 its Cash Reserve Portfolio.

                                The Cash Reserve Portfolio is a "money market fund," the investment objective of which is the generation of as high a level of tax-exempt income as is con-
                              sistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term municipal obligations. The Cash Reserve Portfolio attempts to maintain a constant net asset value of $1.00 per share. No assur-
                              ance can be given that such a net asset value can be maintained.

                                This Prospectus relates solely to the Institutional Class. The Institutional
                              Class is offered primarily to banks and other institutions acting for them-
                              selves or in a fiduciary, advisory, agency, custodial or similar capacity, and is designed as a convenient and economical vehicle in which such institutions can invest short-term cash reserves. Another class of shares of the Cash Re-
                              serve Portfolio, the Private Investment Class, is offered to individuals and to financial institutions pursuant to a separate prospectus.

                                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                              EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
                              AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                              ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                                THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR
                              SHOULD KNOW ABOUT THE COMPANY AND THE SHARES PRIOR TO INVESTING AND SHOULD BE
                              READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 29, 1997 HAS BEEN FILED WITH THE UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE. A COPY
                              OF THE STATEMENT OF ADDITIONAL INFORMATION IS INCLUDED AS AN APPENDIX TO THIS
                              PROSPECTUS. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS
                              MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE COMPANY.

                                SHARES OF THE CASH RESERVE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
                              GUARANTEED OR ENDORSED BY, ANY BANK, AND THE CASH RESERVE PORTFOLIO'S SHARES
                              ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL
                              DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                              THERE CAN BE NO ASSURANCE THAT THE CASH RESERVE PORTFOLIO WILL BE ABLE TO
                              MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE CASH
[LOGO APPEARS HERE]           RESERVE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
                              PRINCIPAL.
11 Greenway Plaza

Suite 100
Houston, TX 77046-1173
(800) 659-1005

                          ORGANIZATION OF THE COMPANY

 The Company is a Maryland corporation organized as an open-end, diversified, series investment company, which currently has one portfolio, the Cash Reserve Portfolio, which is referred to herein as the "Portfolio."

 The Portfolio currently offers two classes of shares, the Institutional Cash Reserve Shares and the Private Investment Class. The Institutional Cash Reserve Shares, offered pursuant to this Prospectus, are referred to herein as the "In-stitutional Class." The Institutional Class is offered primarily to banks and other institutions investing for themselves or in a fiduciary, advisory, agen-cy, custodial or other similar capacity.

 THIS PROSPECTUS RELATES SOLELY TO THE INSTITUTIONAL CASH RESERVE SHARES. The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Institutional Class will bear directly or indirectly.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases
  (as a percentage of offering price)...................................... None
 Maximum sales load on reinvested dividends
  (as a percentage of offering price)...................................... None
 Deferred sales load (as a percentage of original
  purchase price or redemption proceeds, as applicable).................... None
 Redemption fees (as a percentage of amount
  redeemed, if applicable)................................................. None
 Exchange fee.............................................................. None

ANNUAL OPERATING EXPENSES OF THE SHARES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management fees*.......................................................... .16%
 Other expenses............................................................ .04%
                                                                            ----
 Total operating expenses of the shares*................................... .20%
                                                                            ====

------

 * After fee waivers. Had there been no fee waivers during the fiscal year, management fees would have been 0.22% and total fund operating expenses would have been 0.26%. A beneficial holder of shares of the Institutional Class should also consider the effect of any account fees charged by the fi-nancial institution managing his or her account.


EXAMPLE

 An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

    1 year.................................................................. $ 2
    3 years................................................................. $ 6
    5 years................................................................. $11
   10 years................................................................. $26

THE EXAMPLES SHOWN IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE PERFORMANCE AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Manage-ment Group Inc.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share income and capital changes for a share out-standing during the fiscal years ended March 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, the eleven months ended March 31, 1989 and the fiscal years ended April 30, 1988 and 1987. The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Infor-mation.

                                                               MARCH 31,
                     ---------------------------------------------------------------------------------------------------------
                       1997          1996        1995        1994       1993       1992        1991        1990        1989
                     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Net asset value,
beginning of
period                  $1.00          $1.00       $1.00       $1.00     $1.00       $1.00       $1.00       $1.00       $1.00
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Income from
investment
operations:
 Net investment
 income                  0.03           0.04        0.03        0.02      0.03        0.04        0.06        0.06        0.05
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Less
distributions:
 Dividends from
 net investment
 income                 (0.03)         (0.04)      (0.03)      (0.02)    (0.03)      (0.04)      (0.06)      (0.06)      (0.05)
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Net asset value,
end of period           $1.00          $1.00       $1.00       $1.00     $1.00       $1.00       $1.00       $1.00       $1.00
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Total return             3.33%          3.67%       3.06%       2.33%     2.66%       4.09%       5.68%       6.22%       5.67%(a)
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Ratios/supplemental
data:
Net assets, end
of period
(000s omitted)       $966,567     $1,009,039  $1,009,891  $1,040,595  $994,828  $1,191,209  $1,156,557  $1,114,813  $1,062,479
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Ratio of
expenses to
average net
assets(b)                0.20%(c)       0.20%       0.20%       0.20%     0.20%       0.20%       0.20%       0.20%       0.20%(a)
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Ratio of net
investment
income to
average net
assets(d)                3.27%(c)       3.59%       3.01%       2.30%     2.66%       4.00%       5.52%       6.03%       5.52%(a)
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------

                          APRIL 30,
                     ---------------------
                        1988       1987
                     ----------- ---------
Net asset value,
beginning of
period                    $1.00          $1.00
-------------------- -------------- -----------
Income from
investment
operations:
 Net investment
 income                    0.04           0.04
-------------------- -------------- -----------
Less
distributions:
 Dividends from
 net investment
 income                   (0.04)         (0.04)
-------------------- -------------- -----------
Net asset value,
end of period             $1.00          $1.00
-------------------- -------------- -----------
Total return               4.56%          4.24%
-------------------- -------------- -----------
Ratios/supplemental
data:
Net assets, end
of period
(000s omitted)       $1,192,604       $983,392
-------------------- -------------- -----------
Ratio of
expenses to
average net
assets(b)                  0.21%          0.21%
-------------------- -------------- -----------
Ratio of net
investment
income to
average net
assets(d)                  4.47%          4.14%
-------------------- -------------- -----------

(a)Annualized.

(b) After waiver of advisory fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and/or expense reimbursements were 0.26%, 0.26%, 0.26%, 0.28%, 0.26%, 0.26%,
    0.27%, 0.28%, 0.28% (annualized), 0.29% and 0.29%, for the periods 1997-
    1987, respectively.

(c) Ratios are based on average net assets of $1,013,970,754.

(d) After waiver of advisory fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waiver of advisory fees and/or expense reimbursements were 3.21%, 3.53%, 2.95%, 2.22%, 2.60%,
    3.94%, 5.46%, 5.95%, 5.44% (annualized), 4.40% and 4.06%, for the periods
    1997-1987, respectively.

                           SUITABILITY FOR INVESTORS

 The Institutional Class is intended for use by banks and other institutions, investing for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity. The Institutional Class is designed to be a convenient and economical vehicle in which such shareholders can invest in high quality municipal obligations with remaining maturities of 397 days or less while main-taining liquidity. The municipal obligations purchased for investment by the Portfolio are hereinafter referred to as "Municipal Securities."

 Shares of the Institutional Class may not be purchased directly by individu-als, although institutions may purchase the Institutional Class for accounts maintained for individuals. Prospective investors should determine if an in-vestment in the Institutional Class is consistent with the investment objec-tives of their clients and with applicable state and federal laws and regula-tions. Certain financial institutions may impose changes in connection with opening or maintaining their customers' accounts or for providing recordkeeping or sub-accounting services with respect to the Institutional Class. Beneficial owners of the Institutional Class held of record by an institutional investor should read this Prospectus in light of the terms governing their institutional accounts, and should obtain from such institution information concerning any recordkeeping, account maintenance or other fees charged to their accounts. The minimum amount required for an initial investment in the Institutional Class is $1 million.

 An investment in the Institutional Class may relieve the institution of many of the investment and administrative burdens encountered when investing in Mu-nicipal Securities directly, including: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. At the same time, the expenses of the Company attributable to the Institutional Class are ex-pected to be relatively small due primarily to the fact that there will be only a small number of shareholders in the Institutional Class. These shareholders of the Institutional Class do not need many of the services provided by other tax-exempt investment companies, thereby resulting in lower transfer agent fees and costs for printing reports and any necessary proxy statements. In addition, sales of the Institutional Class to institutions acting for themselves or in a fiduciary capacity are exempt from the registration requirements of most state securities laws, thereby resulting in reduced state registration fees.

 It is anticipated that most shareholders of the Institutional Class will per-form their own sub-accounting.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVES

 The investment objective of the Portfolio is to generate as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality, short-term Municipal Securities. This objective will not be changed without the approval of a majority of the Portfolio's outstanding shares (within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act")).

 There can be no assurance that the Portfolio will achieve its investment ob-jective.

MUNICIPAL SECURITIES

 Municipal Securities include debt obligations issued to obtain funds for vari-ous public purposes, including the construction of a wide range of public fa-cilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public insti-tutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to pro-vide for the construction, equipment, repair or improvement of privately oper-ated facilities. As used in this Prospectus and the Statement of Additional In-formation, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on Municipal Securities which is excluded from gross income for federal income tax purposes, and which does not give rise to a federal alterna-tive minimum tax liability. See "Tax Matters" herein and in the Statement of Additional Information.

INVESTMENT POLICIES

 Except where noted, the investment policies stated below are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the fol-lowing investment policies becomes effective. Policies which are noted as fun-damental may be changed only with the approval of the shareholders of the Port-folio (within the meaning of the 1940 Act).

QUALITY STANDARDS

 The policies set forth below with respect to quality standards are fundamental and may be changed only with shareholder approval. The quality standards apply at the time of purchase of a security. Since the Portfolio invests in securi-ties backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Information concerning the ratings criteria of Moody's Invest-ors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and cer-tain other nationally recognized statistical rating organizations ("NRSROs") appears in the Statement of Additional Information.

 The Fund will limit its purchases of Municipal Securities to those which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. Generally, "First Tier" securities are securities that are rated in the highest rating category for short-term obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of com-parable quality to a rated security that meets the foregoing quality standards.

MATURITIES

 The policies set forth below with respect to maturities are non-fundamental and may be changed without shareholder approval.

 Consistent with its objective of stability of principal, the Portfolio at-tempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with Rule 2a-7, as amended from time to time. Accordingly, the Portfolio invests only in Municipal Securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less.

 The maturity of a security held by the Portfolio is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or are subject to demand features or that are subject to repurchase agreements are deemed to have maturities shorter than their stated maturities.

VARIABLE OR FLOATING RATE INSTRUMENTS

 The Portfolio may invest in Municipal Securities which have variable or float-ing interest rates which are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Variable or floating interest rates generally reduce changes in the market price of Munici-pal Securities from their original purchase price. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or deprecia-tion is less for variable or floating rate Municipal Securities than for fixed rate obligations.

 Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usu-ally within seven days) on the Portfolio's demand. The terms of such demand in-struments require payment of principal and accrued interest from the issuer, a guarantor and/or a liquidity provider. Frequently such obligations include let-ters of credit or other credit support arrangements provided by financial in-stitutions. All variable or floating rate instruments will meet the quality standards of the Portfolio. A I M Advisors, Inc. ("AIM") will monitor the pric-ing, quality and liquidity of the variable or floating rate Municipal Securi-ties held by the Portfolio.

SYNTHETIC MUNICIPAL INSTRUMENTS

 AIM believes that certain synthetic municipal instruments provide opportuni-ties for mutual funds to invest in high credit quality securities providing at-tractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments (sometimes referred to as "derivative municipal instruments") are securities the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax- exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal in-struments in which the Portfolio may invest involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Under-lying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Portfolio. The trustee or custo-dian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. Synthetic municipal instruments typically are created by a bank, broker-dealer or other financial institution ("Spon-sor"). Typically, a portion of the interest paid on the Underlying Bonds which exceeds the interest paid to the certificate holders is paid to the Sponsor or other investors. For further information regarding specific types of synthetic municipal instruments in which the Portfolio may invest see the caption "In-vestment Program and Restrictions--Synthetic Municipal Instruments" in the Statement of Additional Information.

 All such instruments must meet the minimum quality standards required for the Portfolio's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Portfolio, AIM considers the creditwor-thiness of the issuer of the Underlying Bond, the Sponsor and the party provid-ing certificate holders with a conditional right to sell (put) their certifi-cates at stated times and prices. Typically, a certificate holder cannot exer-cise its put upon the occurrence of certain conditions, such as where the is-suer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

 The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Portfolio on certain synthetic municipal instruments would be deemed to be taxable. The Portfolio relies on opinions of special tax counsel on this owner-ship question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

INVESTMENT RESTRICTIONS

 The Portfolio's investment program is subject to a number of investment re-strictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions provide that the Portfolio will not:

    (1) with respect to 75% of its total assets, purchase securities of any issuer (except obligations of the U.S. Government, its agencies or instrumentalities, including any Municipal Securities guaranteed by the U.S. Government) if as a result of such purchase more than 5% of the Portfolio's total net assets would be invested in securities of such issuer except as permitted by Rule 2a-7 of the 1940 Act as amended from time to time and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

    (2) purchase any securities which would cause more than 25% of the value of the Portfolio's total net assets at the time of such purchase to be invested in: (i) securities of one or more issuers conducting their principal activities in the same state, (ii) securities, the interest on which is paid from revenues of projects with similar characteristics, or
  (iii) industrial development bonds issued by issuers in the same industry; provided that there is no limit with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, certificates of deposit and guarantees of Municipal Securities by banks; or

    (3) invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

 The foregoing restrictions are matters of fundamental policy and may not be changed without shareholder approval.

 In addition to the restrictions described above, the Company must also comply with the requirements of Rule 2a-7 under the 1940 Act, which governs the opera-tions of money market funds and may be more restrictive. A description of fur-ther investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

OTHER CONSIDERATIONS

 The ability of the Portfolio to achieve its investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by such Portfolio to meet their obligations for the payment of interest and principal when due. The securities in which the Portfolio invests may not yield as high a level of current income as longer term or lower grade securi-ties, which generally have less liquidity and greater fluctuation in value. The net asset value per share of the Institutional Class will normally remain con-stant at $1.00, although there can be no assurance that such net asset value will not change.

                               PURCHASE OF SHARES

 Shares of the Institutional Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Company. As discussed below, the Fund reserves the right to reject any purchase order. Al-though no sales charge is imposed in connection with the purchase of shares of the Institutional Class, banks or other institutions may charge record keeping, account maintenance or other fees to their customers. Beneficial holders in the Institutional Class of the Portfolio should consult with such institutions to obtain a schedule of such fees. In order to be accepted for execution, purchase orders for shares of the Institutional Class must be submitted to and received by A I M Institutional Fund Services, Inc. (the "Transfer Agent" or "AIFS") prior to the determination of net asset value (12:00 noon Eastern Time) on a "business day" of the Portfolio, which means any day on which commercial banks in the New York Federal district are open for business. It is expected that commercial banks will be closed during the next twelve months on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanks-giving Day and Christmas Day. Further, the Portfolio reserves the right to change the time for which purchase orders for shares of the Institutional Class must be submitted to and received by AIFS for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays. Subject to the Company's right to reject any purchase order, purchase orders received prior to the net asset value determination on any business day will be effective on such day and pay-ment for such shares must be made in the form of federal funds wired to AIFS on the day of purchase. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK--Registered Trademark-- Remote, a personal com-puter application software product.

 The minimum initial investment for the purchase of shares of the Institutional Class is $1 million. An institution's Master Account(s) and sub-accounts may be aggregated for the purpose of the minimum investment requirement. No minimum amount is required for subsequent investments.

 Prior to the initial purchase of shares of the Institutional Class, an Account Application must be completed and sent to A I M Institutional Fund Services, Inc., at P.O. Box 4333, Houston, Texas 77210-4333. Account Applications may be obtained from AIFS. Any funds received in respect of an order to purchase shares which is not accepted by the Company and any funds received for which an order has not been received will be promptly returned to the investor.

 The Company reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

 Shareholders may redeem any or all of their shares of the Institutional Class at the net asset value next determined after receipt of a redemption request in proper form by the Company. There is no charge for redemption. The value of shares of the Institutional Class on redemption may be more or less than the shareholder's initial cost, depending upon the value of the Portfolio's invest-ments at the time of redemption. It is expected that the net asset value of the Portfolio will remain constant at $1.00 per share. See "Share Purchases and Re-demptions--Net Asset Value Determination" in the Statement of Additional Infor-mation.

 Redemption requests with respect to the Institutional Class are normally made by calling AIFS at (800) 659-1005. Redemption requests with respect to the In-stitutional Class may also be made via AIM LINK--Registered Trademark--
Remote. Payment for redeemed shares of the Institutional Class is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application on the day specified below, but may be remitted by check upon request by a shareholder.

 If a redemption request is received by AIFS prior to 12:00 noon Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 12:00 noon Eastern Time and the redemption proceeds will normally be wired on the same day. A redemption re-quest received by AIFS after 12:00 noon Eastern Time or on other than a busi-ness day of the Portfolio will be effected at the net asset value of the Port-folio determined as of 12:00 noon Eastern Time on the next business day of such Portfolio, and the proceeds of such redemption will normally be wired on that day. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by AIFS for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

 A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Company. The authorized signature on the no-tice must be guaranteed by a commercial bank or trust company (which may in-clude the shareholder). Additional documentation may be required when deemed appropriate by the Portfolio or AIFS.

 Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any tele-phone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verifi-cation of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

 Payment for shares of the Institutional Class redeemed by mail and payment for telephone redemptions in amounts of less than $10,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Company may make payment for telephone redemptions in excess of $10,000 by check when it is considered to be in the Company's best interest to do so.

 Dividends payable up to the date of redemption on redeemed shares of the In-stitutional Class will normally be paid on the next dividend payment date. How-ever, if all of the shares of the Institutional Class in a shareholder's ac-count are redeemed, dividends payable up to the date of redemption will nor-mally be paid within five days of the date of redemption.

                        DETERMINATION OF NET ASSET VALUE

 The net asset value per share (or share price) of the Portfolio is determined as of 12:00 noon Eastern Time on each "business day" of the Portfolio, as pre-viously defined. It is calculated by subtracting the Portfolio's liabilities from its total assets and by dividing the result by the total number of shares outstanding in the Portfolio, and rounding such per share net asset value to the nearest whole cent. The determination of the Portfolio's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, the Portfolio's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not yet received. Portfolio securities in the Portfolio are valued on the basis of amortized cost.

                                   DIVIDENDS

 Net investment income (not including any net short-term gains) earned by the Portfolio is declared as a dividend to the shareholders of record on each busi-ness day of the Company. The dividend declared on any day preceding a non-busi-ness day of the Portfolio will include the income accrued on such non-business day. Dividends will be paid monthly. Net realized capital gains (including net short-term gains) are normally distributed annually. The Portfolio does not ex-pect to realize any long-term capital gains and losses. Dividends and distribu-tions are paid in cash unless the shareholder has elected to have such divi-dends and distributions reinvested in the form of additional full and frac-tional shares at the net asset value thereof.

 The dividend accrued and paid for each class of shares of the Company will consist of: (a) interest accrued and original issue discount earned less amor-tization of premiums, if any, for the portfolio to which such class relates, allocated based upon such class' pro rata share of the total shares outstanding which relate to such portfolio, less (b) Company expenses accrued for the ap-plicable dividend period attributable to such portfolio, such as custodian fees and accounting expenses, allocated based upon each such class's pro rata share of the net assets of such portfolio, less (c) expenses directly attributable to each class which are accrued for the applicable dividend period, such as dis-tribution expenses, if any.

 Dividends are declared to shareholders of record immediately after 3:00 p.m. Eastern Time on the day of declaration. Accordingly, dividends accrue on the first day that a purchase order for shares of the Institutional Class is effec-tive, but not on the day that a redemption order is effective. Thus, if a pur-chase order is accepted prior to 12:00 noon Eastern Time, the shareholder will receive its pro rata share of dividends declared on that day. Information con-cerning the amount of the dividends declared on any particular day will nor-mally be available by 4:00 p.m. Eastern Time on that day.

                            PERFORMANCE INFORMATION

 Performance information for the Institutional Class can be obtained by calling the Company at (800) 659-1005. Performance will vary from time to time and past results are not necessarily indicative of future results. Investors should un-derstand that performance is a function of the type and quality of the Portfo-lio's investments as well as its operating expenses. Performance information for the shares of the Institutional Class may not provide a basis for compari-son with investments which pay fixed rates of interest for a stated period of time, with other investments or with investment companies which use a different method of calculating performance.

 Comparative performance information using data from industry publications may be used from time to time in advertising or marketing the Institutional Class.

 The yield of the Institutional Class, calculated as described below, will fluctuate from day to day. Calculations of yield will take into account the to-tal income received by the Portfolio, including taxable income, if any; howev-er, the Portfolio intends to invest its assets so that one hundred percent (100%) of its annual interest income will be tax-exempt. To the extent that different classes of shares bear different expenses, the yields of such classes can be expected to vary. To the extent that institutions charge fees in connec-tion with services provided in conjunction with the Fund, the yield will be lower for those beneficial owners paying such fees.

 From time to time and in its discretion, AIM or its affiliates may waive all or a portion of advisory or distribution fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfo-lio's yield and total return.

 The current yield and effective yield (which assumes the reinvestment of divi-dends for a 365 day year and a return for the entire year equal to the average annualized current yield for the period) for the Institutional Class are calcu-lated according to a formula prescribed by the SEC. See "Performance Informa-tion" in the Statement of Additional Information. For the seven-day period ended March 31, 1997, the current yield and effective yield for the Institu-tional Class were 3.29% and 3.35%, respectively.

                                  TAX MATTERS

 The Portfolio has qualified and intends to qualify for treatment as a regu-lated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Portfolio qualifies for this tax treatment, it is not subject to federal income taxes on amounts distributed to shareholders.

 Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of ex-empt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Portfolio may be sub-ject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of a shareholder and may have other collateral federal income tax consequences. The Portfolio intends to avoid investment in Municipal Securities the interest on which will constitute an item of tax preference and therefore could give rise to a federal alternative minimum tax liability. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statement of Additional Information.

 The Portfolio may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. Unless otherwise required by Treasury regulations, the percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference will be determined annually and will be applied uniformly to all dividends declared during that year. These percentages may differ from the actual percentages for any particular day.

 To the extent that dividends are derived from taxable investments or net real-ized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distribu-tions of net long-term capital gains (capital gain dividends), if any, will be taxable as long-term capital gains, whether received in cash or additional shares.

 From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Munici-pal Securities. If such a proposal were enacted, the ability of the Portfolio to pay exempt-interest dividends might be adversely affected.

 Shareholders will be advised annually as to the federal income tax status of distributions made during the year. Shareholders are advised to consult with their tax advisors concerning the impact of the Code on their investments in the Portfolio, and concerning the application of state, local and foreign taxes to investments in the Fund, which may differ significantly from the federal in-come tax consequences described above.

 Foreign persons who file a United States tax return after December 31, 1996 for a U.S. Tax refund and who are not eligible to obtain a social security num-ber must apply to the Internal Revenue Service ("IRS") for an individual tax-payer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or AIFS.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

 The overall management of the business and affairs of the Company is vested in its Board of Directors. The Board of Directors approves all significant agree-ments between the Company, on behalf of the Portfolio, and persons or companies furnishing services to the Company, including the Company's agreements with the Portfolio's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's officers and to AIM, subject always to the objective and policies of the Portfolio and to the general supervision of the Board of Directors. AIM also furnishes or procures on behalf of the Company all services necessary to the proper conduct of the Company's business. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect, wholly owned subsidiary of AMVESCAP plc, a publicly-traded holding company that, through its subsidiaries engages in the financial services business on an international basis. Informa-tion concerning the Board of Directors may be found in the Statement of Addi-tional Information.

DISTRIBUTOR

 The Company has entered into a distribution agreement dated as of February 28, 1997 (the "Distribution Agreement") with FMC, a wholly owned subsidiary of AIM, with respect to the Institutional Class. The address of FMC is 11 Greenway Pla-za, Suite 100, Houston, Texas 77046-1173. Mail addressed to FMC should be sent to P.O. Box 4333, Houston, Texas 77210-4333. FMC does not receive any fees from the Company under the Distribution Agreement. Two directors and several offi-cers of the Company are affiliated with FMC.

 FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to banks or dealers who sell a minimum dollar amount of the shares of the Portfolio during a specific period of time. In some instances, these in-centives may be offered only to certain banks or dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Portfolio's shares or the amount that the Portfolio will receive as proceeds from such sales. Banks or dealers may not use sales of the Portfolio's shares to qualify for any incen-tives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

INVESTMENT ADVISOR

 A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the Company's investment advisor with respect to the Fund pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Advi-sory Agreement"). AIM, which was organized in 1976, together with its subsidi-aries, advises or manages 53 investment company portfolios. As of July 15, 1997, the total assets of the investment company portfolios advised or managed by AIM or its subsidiaries were approximately $76 billion.

 Pursuant to the terms of the Advisory Agreement, AIM manages the investments of the Fund. AIM obtains and evaluates economic, statistical and financial in-formation to formulate and implement investment programs for the Portfolio. AIM shall not be liable to the Company or to its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

FEES AND EXPENSES

 Pursuant to the Advisory Agreement, the Company pays AIM a fee with respect to the Portfolio calculated at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets plus 0.20% of the Portfolio's aver-age daily net assets in excess of $500 million.

 For the fiscal year ended March 31, 1997, AIM was paid fees from the Company with respect to the Portfolio which represented 0.16% of the Portfolio's aver-age net assets. During such fiscal year, those expenses of the Company which were borne by the Institutional Class, including fees paid to AIM, amounted to 0.20% of the Institutional Class' average net assets. For the fiscal year ended March 31, 1997, AIM waived a portion of its fees with respect to the Portfolio. Had AIM not waived its fee, AIM would have received an amount from the Company pursuant to the Advisory Agreement which represented 0.22% of the Portfolio's average daily net assets.

 The Company pays or causes to be paid all expenses of the Company which are not borne by its distributor or AIM. See the Statement of Additional Informa-tion for a detailed description of these other charges.

FEE WAIVERS

 In order to increase the yield to investors, AIM or its affiliates may from time to time voluntarily waive or reduce its advisory or distribution fees while retaining the right to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded, however, at any time without further no-tice to investors, provided, however, that the fee waiver described below will be continued in effect until sixty days following notice to the Board of Direc-tors that such fee waiver will be terminated.

 AIM has agreed to reduce its fee from the Portfolio to the extent necessary to cause the expense ratio of the Company attributable to the operations of the Institutional Class not to exceed 0.20% (exclusive of interest, taxes, broker-age commissions, directors' fees, and registration fees payable to the SEC).

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

 The Company was originally incorporated in Maryland on January 24, 1977, but had no operations prior to March 21, 1983. On August 30, 1985, the Company was reorganized as a Massachusetts business trust. On May 1, 1992, the Company was reorganized as a Maryland corporation. The Company currently has one portfolio, the Cash Reserve Portfolio. The Portfolio currently offers two classes of shares, the Institutional Cash Reserve Shares and the Private Investment Class. The Private Investment Class is offered pursuant to a separate prospectus.

 All shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. The hold-ers of each class have distinctive rights with respect to dividends which are more fully described in the Statement of Additional Information. There will not normally be annual shareholders' meetings. Shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

 There are no preemptive or conversion rights applicable to any of the Company's shares. The Company's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional classes or series of the Company's shares without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

 A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 100, Hous-ton, Texas 77046-1173, acts as transfer agent for the Institutional Class of-fered pursuant to this Prospectus. The Bank of New York, 90 Washington Street, 11th floor, New York, New York 10286 acts as custodian for the Company's port-folio securities and cash for the Institutional Class offered pursuant to this Prospectus.

SHAREHOLDER INQUIRIES

 Inquiries by holders of the Institutional Class concerning the status of an account should be directed to the Portfolio or an AIFS investment representa-tive by calling (800) 659-1005.

                                    APPENDIX

                                                         STATEMENT OF
                                                         ADDITIONAL INFORMATION


                            TAX-FREE INVESTMENTS CO.

                       11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                                 (800) 659-1005

                                 ------------

                       INSTITUTIONAL CASH RESERVE SHARES

                                 ------------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
       IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS THAT PRECEDES
      THIS APPENDIX, ADDITIONAL COPIES OF WHICH MAY BE OBTAINED BY WRITING
                            FUND MANAGEMENT COMPANY
                                 P.O. BOX 4333
                           HOUSTON, TEXAS 77210-4333
                           OR CALLING (800) 659-1005

                                 ------------

         STATEMENT OF ADDITIONAL INFORMATION DATED: JULY 29, 1997

              RELATING TO THE PROSPECTUS DATED: JULY 29, 1997

                               TABLE OF CONTENTS

       Introduction................................................   A-3
       General Information about the Company.......................   A-3
         The Company and Its Shares................................   A-3
         Directors and Officers....................................   A-4
         Remuneration of Directors.................................   A-6
         AIM Funds Retirement Plan for Eligible Directors/Trustees.   A-7
         Deferred Compensation Agreements..........................   A-8
         The Distributor...........................................   A-8
         The Investment Advisor....................................   A-8
         Expenses..................................................   A-9
         Transfer Agent and Custodian .............................  A-10
         Legal Counsel.............................................  A-10
         Sub-Accounting............................................  A-10
         Principal Holders of Securities...........................  A-11
         Reports...................................................  A-12
       Share Purchases and Redemptions.............................  A-13
         Purchases and Redemptions.................................  A-13
         Net Asset Value Determination.............................  A-13
       Dividends, Distributions and Tax Matters....................  A-14
         Dividends and Distributions...............................  A-14
         Tax Matters...............................................  A-14
         Qualification as a Regulated Investment Company...........  A-14
         Excise Tax on Regulated Investment Companies..............  A-15
         Distributions.............................................  A-15
         Foreign Shareholders......................................  A-16
         Effect of Future Legislation; Local Tax Considerations....  A-17
       Performance Information.....................................  A-17
       Investment Program and Restrictions.........................  A-17
         Investment Program........................................  A-17
         Municipal Securities......................................  A-18
         Investment Ratings........................................  A-19
         When-Issued Securities and Delayed Delivery Transactions..  A-22
         Variable or Floating Rate Instruments.....................  A-22
         Synthetic Municipal Instruments...........................  A-23
         Investment Restrictions...................................  A-23
       Fund Transactions...........................................  A-24
       Financial Statements........................................  A-26

                                  INTRODUCTION

 Tax-Free Investments Co. (the "Company") is a mutual fund organized with one portfolio, the Cash Reserve Portfolio, which is referred to herein as the "Portfolio." The Portfolio may have one or more classes of shares. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the fund being considered for invest-ment. This information is included in the Prospectus dated July 29, 1997 (the "Prospectus") for Institutional Cash Reserve Shares (the "Institutional Class"), a class of the Portfolio of the Company. This Statement of Additional Information is intended to furnish investors with additional information con-cerning the Institutional Class. Some of the information set forth in this Statement of Additional Information is also included in the Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospec-tus. Additional information is contained in the Company's registration state-ment filed with the SEC. Copies of the registration statement may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

 The Company is an open-end diversified series management investment company initially organized as a corporation under the laws of the State of Maryland on January 24, 1977. The Company was reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985, and was formerly known as "Tax-Free Investments Trust." The Company was reorganized as a Mary-land corporation under the name "Tax-Free Investments Co." on May 1, 1992. Shares of the Company are redeemable at the net asset value thereof at the op-tion of the holders thereof or at the option of the Company in certain circum-stances. Information concerning the methods of redemption and the rights of share ownership are set forth in the Prospectus under "General Information" and "Redemption of Shares."

 As used in the Prospectus, the term "majority of the outstanding shares" of the Company, the Portfolio or a particular class of shares of the Company means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or Portfolio or class present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or Portfolio or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or Portfolio or class.

 Shareholders of the Company do not have cumulative voting rights, and there-fore the holders of a majority of a quorum of the outstanding shares of all classes voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

 The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time and prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, re-strictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

 The Articles of Incorporation permit the directors to issue 6,000,000,000 shares of common stock, of $.001 par value. A share of the Company's common stock represents an equal proportionate interest in the Portfolio and is enti-tled to a proportionate interest in the dividends and distributions with re-spect to its class of the Portfolio. Additional information concerning the rights of share ownership is set forth in the Prospectus.

 The assets received by the Company for the issuance of shares of each class relating to the Portfolio and all income, earnings, profits, losses and pro-ceeds therefrom, subject only to the rights of creditors, are allocated to the Portfolio and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio are charged with the expenses attributable to the Port-folio. See "Expenses."

 The Articles of Incorporation provide that the directors will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Ar-ticles of Incorporation protects a director against any liability to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Articles of Incorporation provide for indemnifica-tion by the Company of the directors and the officers of the Company except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in, or not opposed to, the best interests of the Company. Such person may not be indemnified against any liability to the Company or the Company's shareholders to which he would other-wise be subject by reason of his willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his of-fice. The Articles of Incorporation also authorize the purchase of liability insurance on behalf of the Company's directors and officers.

 As described in the Prospectus, the Company will not normally hold annual shareholders' meetings. A special meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Company. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors. In addition, directors may be removed from of-fice by a written consent signed by the holders of two-thirds of the Company's outstanding shares and filed with the Company's transfer agent or by a vote of the holders of two-thirds of the Company's outstanding shares at a meeting duly called for the purpose. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the Company's outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Company has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

 Except as otherwise disclosed in the Prospectus and in this Statement of Addi-tional Information, the directors shall continue to hold office and may appoint their successors.

DIRECTORS AND OFFICERS

 The directors and officers of the Company and their principal occupations dur-ing at least the last five years are set forth below. Unless otherwise noted, the address of each such director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

-------------------------------------------------------------------------------
                                 POSITIONS HELD WITH     PRINCIPAL OCCUPATION
      NAME, ADDRESS AND AGE           REGISTRANT          DURING PAST 5 YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  **CHARLES T. BAUER (78)       Director and Chairman  Chairman of the Board of
   11 Greenway Plaza, Suite 100                        Directors, A I M
   Houston, TX 77046                                   Management Group Inc.;
                                                       A I M Advisors, Inc.,
                                                       A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc.,
                                                       A I M Fund Services,
                                                       Inc., A I M
                                                       Institutional Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and
                                                       Vice Chairman and
                                                       Director, AMVESCAP plc.
-------------------------------------------------------------------------------
  BRUCE L. CROCKETT (53)        Director               Director, ACE Limited
   906 Frome Lane                                      (insurance company).
   McLean, VA 22102                                    Formerly, Director,
                                                       President and Chief
                                                       Executive Officer,
                                                       COMSAT Corporation and
                                                       Chairman, Board of
                                                       Governors of INTELSAT
                                                       (international
                                                       communications company).
-------------------------------------------------------------------------------
  OWEN DALY II (72)             Director               Director, Cortland Trust
   Six Blythewood Road                                 Inc. (investment
   Baltimore, MD 21210                                 company). Formerly,
                                                       Director, CF & I Steel
                                                       Corp., Monumental Life
                                                       Insurance Company and
                                                       Monumental General
                                                       Insurance Company; and
                                                       Chairman of the Board of
                                                       Equitable
                                                       Bancorporation.
-------------------------------------------------------------------------------
  JACK FIELDS (45)              Director               Formerly, Member of the
   2607 Old Humble Road                                U.S. House of
   Humble, Texas 77396                                 Representatives.
-------------------------------------------------------------------------------
  *CARL FRISCHLING (60)         Director               Partner, Kramer, Levin,
   919 Third Avenue                                    Naftalis & Frankel (law
   New York, NY 10022                                  firm). Director, ERD
                                                       Waste, Inc. (waste
                                                       management company),
                                                       Aegis Consumer Finance
                                                       (auto leasing company)
                                                       and Lazard Funds, Inc.
                                                       (investment companies).
                                                       Formerly, Partner, Reid
                                                       & Priest (law firm); and
                                                       prior thereto, Partner,
                                                       Spengler Carlson Gubar
                                                       Brodsky & Frischling
                                                       (law firm).
-------------------------------------------------------------------------------
  **ROBERT H. GRAHAM (50)       Director and President Director, President and
   11 Greenway Plaza, Suite 100                        Chief Executive Officer,
   Houston, TX 77046                                   A I M Management Group
                                                       Inc.; Director and
                                                       President, A I M
                                                       Advisors, Inc.; Director
                                                       and Senior Vice
                                                       President, A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc.,
                                                       A I M Fund Services,
                                                       Inc., A I M
                                                       Institutional Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and
                                                       Director, AMVESCAP plc.


------

 *A director who is an "interested person" of the Company as defined in the 1940 Act.

**A director who is an "interested person" of the Company and A I M Advisors, Inc. as defined in the 1940 Act.

-------------------------------------------------------------------------------
                                 POSITIONS HELD WITH     PRINCIPAL OCCUPATION
      NAME, ADDRESS AND AGE          REGISTRANT          DURING PAST 5 YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  JOHN F. KROEGER (72)          Director              Director, Flag Investors
   37 Pippins Way                                     International Fund, Inc.,
   Morristown, NJ 07960                               Flag Investors Emerging
                                                      Growth Fund, Inc., Flag
                                                      Investors Telephone
                                                      Income Fund, Inc., Flag
                                                      Investors Equity Partners
                                                      Fund, Inc., Total Return
                                                      U.S. Treasury Fund, Inc.,
                                                      Flag Investors
                                                      Intermediate Term Income
                                                      Fund, Inc., Managed
                                                      Municipal Fund, Inc.,
                                                      Flag Investors Value
                                                      Builder Fund, Inc., Flag
                                                      Investors Maryland
                                                      Intermediate Tax-Free
                                                      Income Fund, Inc., Flag
                                                      Investors Real Estate
                                                      Securities Fund, Inc.,
                                                      Alex. Brown Cash Reserve
                                                      Fund, Inc. and North
                                                      American Government Bond
                                                      Fund, Inc. (investment
                                                      companies). Formerly,
                                                      Consultant, Wendell &
                                                      Stockel Associates, Inc.
                                                      (consulting firm).
-------------------------------------------------------------------------------
  LEWIS F. PENNOCK (54)         Director              Attorney in private
   6363 Woodway, Suite 825                            practice in Houston,
   Houston, TX 77057                                  Texas.
-------------------------------------------------------------------------------
  IAN W. ROBINSON (74)          Director              Formerly, Executive Vice
   183 River Drive                                    President and Chief
   Tequesta, FL 33469                                 Financial Officer, Bell
                                                      Atlantic Management
                                                      Services, Inc. (provider
                                                      of centralized management
                                                      services to telephone
                                                      companies); Executive
                                                      Vice President, Bell
                                                      Atlantic Corporation
                                                      (parent of seven
                                                      telephone companies); and
                                                      Vice President and Chief
                                                      Financial Officer, Bell
                                                      Telephone Company of
                                                      Pennsylvania and Diamond
                                                      State Telephone Company.
-------------------------------------------------------------------------------
  LOUIS S. SKLAR (57)           Director              Executive Vice President,
   Transco Tower, 50th Floor                          Development and
   2800 Post Oak Blvd.                                Operations, Hines
   Houston, TX 77056                                  Interests Limited
                                                      Partnership (real estate
                                                      development).
-------------------------------------------------------------------------------
  ***JOHN J. ARTHUR (52)        Senior Vice President Senior Vice President and
   11 Greenway Plaza, Suite 100  and Treasurer        Treasurer, A I M
   Houston, TX 77046                                  Advisors, Inc.; Vice
                                                      President and Treasurer,
                                                      A I M Management Group
                                                      Inc., A I M Capital
                                                      Management, Inc., A I M
                                                      Distributors, Inc., A I M
                                                      Fund Services, Inc.,
                                                      A I M Institutional Fund
                                                      Services, Inc. and Fund
                                                      Management Company.
-------------------------------------------------------------------------------
  GARY T. CRUM (49)             Senior Vice President Director and President,
   11 Greenway Plaza, Suite 100                       A I M Capital Management,
   Houston, TX 77046                                  Inc.; Director and Senior
                                                      Vice President, A I M
                                                      Management Group Inc. and
                                                      A I M Advisors, Inc.; and
                                                      Director, A I M
                                                      Distributors, Inc. and
                                                      AMVESCAP plc.
-------------------------------------------------------------------------------
  ***CAROL F. RELIHAN (42)      Senior Vice President Senior Vice President,
   11 Greenway Plaza, Suite 100  and Secretary        General Counsel and
   Houston, TX 77046                                  Secretary, A I M
                                                      Advisors, Inc.; Vice
                                                      President, General
                                                      Counsel and Secretary,
                                                      A I M Management Group
                                                      Inc.; Vice President and
                                                      General Counsel, Fund
                                                      Management Company; and
                                                      Vice President, A I M
                                                      Capital Management, Inc.,
                                                      A I M Distributors, Inc.,
                                                      A I M Fund Services, Inc.
                                                      and A I M Institutional
                                                      Fund Services, Inc.
-------------------------------------------------------------------------------
  DANA R. SUTTON (38)           Vice President and    Vice President and Fund
   11 Greenway Plaza, Suite 100  Assistant Treasurer  Controller, A I M
   Houston, TX 77046                                  Advisors, Inc.; and
                                                      Assistant Vice President
                                                      and Assistant Treasurer,
                                                      Fund Management Company.
-------------------------------------------------------------------------------
  STUART W. COCO (42)           Vice President        Senior Vice President,
   11 Greenway Plaza, Suite 100                       A I M Capital Management,
   Houston, TX 77046                                  Inc.; and Vice President,
                                                      A I M Advisors, Inc.

------
 ***Mr. Arthur and Ms. Relihan are married to each other.

-------------------------------------------------------------------------------
                                POSITIONS HELD
                                     WITH      PRINCIPAL OCCUPATION DURING PAST
      NAME, ADDRESS AND AGE       REGISTRANT                5 YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  MELVILLE B. COX (53)          Vice President Vice President and Chief
   11 Greenway Plaza, Suite 100                Compliance Officer, A I M
   Houston, TX 77046                           Advisors, Inc.; A I M Capital
                                               Management, Inc.; A I M
                                               Distributors, Inc., A I M Fund
                                               Services, Inc., A I M
                                               Institutional Fund Services,
                                               Inc. and Fund Management
                                               Company.
-------------------------------------------------------------------------------
  KAREN DUNN KELLEY (37)        Vice President Senior Vice President, A I M
   11 Greenway Plaza, Suite 100                Capital Management, Inc.; and
   Houston, TX 77046                           Vice President, A I M Advisors,
                                               Inc.
-------------------------------------------------------------------------------
  J. ABBOTT SPRAGUE (42)        Vice President Director, Fund Management
   11 Greenway Plaza, Suite 100                Company; Director and Senior
   Houston, TX 77046                           Vice President, A I M Advisors,
                                               Inc. and A I M Institutional
                                               Fund Services, Inc.; and Senior
                                               Vice President, A I M Management
                                               Group Inc.

 The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

 The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Commit-tee is responsible for meeting with the Company's auditors to review audit pro-cedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and for consid-ering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

 The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The In-vestments Committee is responsible for reviewing portfolio compliance, broker-age allocation, portfolio investment pricing issues, interim dividend and dis-tribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

 The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating indi-viduals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the dis-interested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

 All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM") or distributed and administered by Fund Management Company. All of the Company's executive officers hold similar offices with some or all of such investment companies.

REMUNERATION OF DIRECTORS

 Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other regulated investment companies man-aged, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

 Set forth below is information regarding compensation paid or accrued for each director of the Company:

                                                RETIREMENT      TOTAL
                                  AGGREGATE      BENEFITS    COMPENSATION
                                 COMPENSATION    ACCRUED       FROM ALL
                                     FROM         BY ALL         AIM
      DIRECTOR                    COMPANY(1)   AIM FUNDS(2)    FUNDS(3)
      --------                   ------------ -------------- ------------
      Charles T. Bauer..........       -0-           -0-           -0-
      Bruce L. Crockett.........    $1,530       $38,621       $68,000
      Owen Daly II..............    $1,524       $82,607       $68,000
      Jack Fields(4)............    $   96           -0-           -0-
      Carl Frischling...........    $1,530       $56,683       $68,000(5)
      Robert H. Graham..........       -0-           -0-           -0-
      John F. Kroeger...........    $1,471       $83,654       $66,000
      Lewis F. Pennock..........    $1,497       $33,702       $67,000
      Ian W. Robinson...........    $1,530       $64,973       $68,000
      Louis S. Sklar............    $1,495       $47,593       $66,500

------

(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended March 31, 1997, including interest earned thereon, was $6,960.

(2) During the fiscal year ended March 31, 1997, the total amount of expenses allocated to the Company in respect of such retirement benefits was $7,529. Data reflect compensation for the calendar year ended December 31, 1996.

(3) Each Director serves as a director or trustee of a total of 11 registered investment companies advised by AIM (comprised of 55 portfolios). Data re-flects total compensation for the calendar year ended December 31, 1996.

(4) Mr. Fields did not serve as a Director during the calendar year ended De-cember 31, 1996.

(5) See also page A-8 regarding fees earned by Mr. Frischling's law firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

 Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eli-gible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies man-aged, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the re-tainer paid or accrued by the AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such bene-fit is payable to each eligible director in quarterly installments. If an eli-gible director dies after attaining the normal retirement date but before re-ceipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

 Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected be-low and various years of service. The estimated credited years of service as of March 31, 1997, for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 19, 19, 15, 10, and 7 years, respec-tively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                            ANNUAL RETAINER PAID
                                              BY ALL AIM FUNDS
                                            --------------------
         NUMBER OF YEARS OF SERVICE WITH
         THE AIM FUNDS                            $80,000
         -------------------------------    --------------------
           10..............................       $60,000
            9..............................       $54,000
            8..............................       $48,000
            7..............................       $42,000
            6..............................       $36,000
            5..............................       $30,000

DEFERRED COMPENSATION AGREEMENTS

 Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Com-pensation Agreement (collectively, the "Agreements"). Pursuant to the Agree-ments, the deferring directors elected to defer receipt of 100% of their com-pensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribu-tion of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the defer-ral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

 As of December 31, 1996, the Fund paid legal fees of $7,203 for services ren-dered by Kramer, Levin, Naftalis & Frankel, formerly Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, as counsel to the Board of Directors. Carl Frischling, a member of that firm is a director of the Company.

THE DISTRIBUTOR

 Fund Management Company ("FMC") serves as the distributor of the Institutional Class pursuant to a Distribution Agreement dated as of February 28, 1997 (the "Distribution Agreement"). FMC is a registered broker-dealer and a wholly owned subsidiary of AIM. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Mail addressed to FMC should be sent to P.O. Box 4333, Houston, Texas 77210-4333.

 The Distribution Agreement provides that FMC has the exclusive right to dis-tribute shares of the Institutional Class either directly or through other bro-ker-dealers. Pursuant to the Distribution Agreement, AIM Distributors (a) so-licits and receives orders for the purchase of shares of the Institutional Class, accepts or rejects such orders on behalf of the Company in accordance with the Company's currently effective Prospectus, and transmits such orders as are accepted to the Company's transfer agent as promptly as possible; (b) re-ceives requests for redemptions and transmits such redemption requests to the Company's transfer agent as promptly as possible; (c) responds to inquiries from shareholders concerning the status of their accounts and the operations of the Company; and (d) provides information concerning yields and dividend rates to shareholders. FMC does not receive any fees from the Company for its serv-ices provided under the Distribution Agreement.

 FMC has not undertaken to sell any specific number of shares of the Institu-tional Class. The Distribution Agreement further provides that, in connection with the distribution of shares of the Institutional Class, FMC will pay all of the promotional expenses, including the incremental costs of printing prospec-tuses, statements of additional information, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing and distributing any other supplemental sales material to prospective invest-ors. The services of FMC to the Company are not exclusive so it is free to ren-der similar services to others. FMC shall not be liable to the Company or the shareholders of the Institutional Class for any act or omission by FMC or for any loss sustained by the Company or the shareholders of the Institutional Class except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

 FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the Insti-tutional Class during a specific period of time. In some instances, these in-centives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus or payments or other consideration shall not exceed 0.05% of the net as-set value per share of the Institutional Class sold. Any such bonus or incen-tive programs will not change the price paid by investors for the purchase of shares of the Institutional Class or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares of the Institu-tional Class to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

THE INVESTMENT ADVISOR

 A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as investment advisor to the Portfolio pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Advisory Agreement"). AIM, which was organized in 1976, is the investment advisor or manager of 53 investment company portfolios. As of July 15, 1997 the total assets advised or managed by AIM or its subsidiaries were approximately $76 billion.

 AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally en-gaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same secu-rity, and (iii) transactions involving securities being considered for invest-ment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Di-rectors reviews quarterly and annual reports (including information on any sub-stantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termina-tion of employment.

 The Advisory Agreement provides that it will continue in effect from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Qualified Directors") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was approved by the Company's Board of Directors (including the affirmative vote of all the Qualified Direc-tors) on December 11, 1996. The Advisory Agreement was approved by the Portfo-lio's shareholders on February 7, 1997. The agreement became effective as of February 28, 1997 and provides that either party may terminate such agreement on 60 days' written notice without penalty. The agreement terminates automati-cally in the event of its assignment.

 AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), and is the sole shareholder of the Portfolio's principal under-writer, FMC. AIM Management is an indirect wholly owned subsidiary of AMVESCAP plc, 11 Devonshire Square, London EC2M 4YR, United Kingdom.

 Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises and man-ages all aspects of the Company's operations; (b) provides the Company with certain executive, administrative and clerical services as deemed advisable by the Board of Directors; (c) provides the Company with, or obtains for the Com-pany, adequate office space and all necessary equipment and services, including telephone services, utilities, stationery supplies and similar items for the Company's principal office; (d) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information (and supple-ments thereto), proxy materials, tax returns, reports to the Portfolio's share-holders and reports to and filings with the SEC and state Blue Sky authorities;
(e) provides the Company's Board of Directors on a regular basis with financial reports and analyses of the Portfolio's operations and the operation of compa-rable funds; (f) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio and whether concerning the individual issuers whose securities are included in the Portfo-lio; (g) determines which issuers and securities shall be represented in the Portfolio and regularly reports thereon to the Board of Directors; (h) formu-lates and implements continuing programs for purchases and sales of securities for the Portfolio; and (i) takes, on behalf of the Company, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securi-ties. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Board of Directors. AIM shall not be liable to the Portfolio or its shareholders for any act or omission by AIM or for any loss sustained by the Portfolio or its shareholders, except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

 As compensation for its services, AIM receives a fee from the Company with re-spect to the Portfolio, calculated daily and paid monthly, at the annual rate of 0.25% of the first $500 million of the Portfolio's aggregate average daily net assets, plus 0.20% of the Portfolio's aggregate daily net assets in excess of $500 million. For the fiscal years ended March 31, 1997, 1996 and 1995, the fees paid by the Company to AIM with respect to the Portfolio were $1,720,635, $1,819,232 and $1,824,453, respectively (after giving effect to fee waivers for the fiscal years ended March 31, 1997, 1996 and 1995 of $625,513, $690,397 and
$659,533, respectively).

 In addition, in order to increase the yield to investors, AIM may, from time to time, waive or reduce its fee while retaining the right to be reimbursed prior to year end. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded, however, at any time without further no-tice to investors. The fee waivers currently in effect are shown in the Pro-spectus.

EXPENSES

 AIM and FMC furnish, without cost to the Company, the services of the Presi-dent, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Company's affairs and to carry out their obligations under the Advisory Agreement and the Distribu-tion Agreement. AIM maintains, at its expense and without cost to the Company, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Portfolio. FMC bears the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional infor-mation distributed to existing holders of shares) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of shares of the Institutional Class.

 The Company pays, or causes to be paid, all other expenses of the Company; in-cluding, without limitation: the fees paid to AIM; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Portfolio; all taxes, including secu-rities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the costs and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and main-tenance of registration with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Company and supplements thereto (except reports to shareholders and pro-spectuses distributed to potential shareholders of the Company which are paid for by FMC); expenses of shareholders' and directors' meetings; fees and travel expenses of directors or director members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel and of independent accoun-tants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including of-ficers and directors) of the Company; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any in-demnification related thereto); and all other charges and costs of the Company's operations unless otherwise explicitly assumed by AIM or FMC.

 The Company may also reimburse AIM for the costs of a principal financial of-ficer and related personnel who may perform internal accounting functions for the Company. Such accounting functions consist primarily of regulatory, tax, shareholder and internal management reporting and calculation of the Portfo-lio's net asset value and the daily dividend for its several classes. The method of calculating such reimbursements must be approved annually, and the amounts paid will be reviewed periodically by the Board of Directors. For the fiscal years ended March 31, 1997, 1996 and 1995, AIM was reimbursed $70,077, $75,960 and $78,184, respectively, by the Portfolio for such expenses.

 Expenses of the Company which are not directly attributable to the operations of any class are pro-rated among all classes of the Company based upon the rel-ative net assets of each class. Expenses of the Company which are directly at-tributable to a class are charged against the income available for distribution as dividends to such class.

 Expenses of the Portfolio which are not directly attributable to the opera-tions of any class are pro-rated among the classes of the Portfolio based upon the relative net assets of each class. Expenses of the Portfolio which are di-rectly attributable to a class are charged against the income available for distribution as dividends to such class.

TRANSFER AGENT AND CUSTODIAN

 A I M Institutional Fund Services, Inc., ("AIFS") 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as transfer agent and dividend disburs-ing agent for the shares of the Institutional Class and receives an annual fee from the Company for its services in such capacity in the amount of .009% of average daily net assets of the Company, payable monthly. Such compensation may be changed from time to time as is agreed to by AIFS and the Company. The Bank of New York ("BONY") acts as custodian for the Company's portfolio securities and cash. BONY receives such compensation from the Company for its services in such capacity as is agreed to from time to time by BONY and the Company. The address of BONY is 90 Washington Street, 11th floor, New York, New York 10286.

LEGAL COUNSEL

 The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Company.

SUB-ACCOUNTING

 The Company and FMC have arranged for AIFS or the Portfolio to offer sub-ac-counting services to shareholders of the Institutional Class and to maintain information with respect to the underlying beneficial ownership of the shares. Investors who purchase shares of the Institutional Class for the account of others can make arrangements through the Company or FMC for these sub-account-ing services. In addition, shareholders utilizing certain versions of AIM LINK--Registered Trademark-- Remote, a personal computer application software product, may receive sub-accounting services via such software.

PRINCIPAL HOLDERS OF SECURITIES

 To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Cash Reserve Shares as of July 15, 1997, and the amount of the outstanding shares held of record by such shareholders are set forth below:

                                              PERCENT
               NAME AND ADDRESS OF            OWNED OF
                  RECORD OWNER                RECORD*
               -------------------            --------
     NationsBank of Texas, N.A.                22.41%
     1401 Elm Street, 11th floor
     P.O. Box 831000
     Dallas, TX 75283-1000

     Liberty Bank and Trust Company of Tulsa    9.64%
     P.O. Box 25848
     Oklahoma City, OK 73125

     Texas Commerce Bank                        7.24%
     17 HCB 98
     P.O. Box 2558
     Houston, TX 77252-8098

     Trust Company Bank                        10.30%
     Center 3131
     P.O. Box 105504
     Atlanta, GA 30348

     U.S. Bank of Oregon                        9.60%
     555 Southwest Oak
     Portland, OR 97204-1752

     Frost National Bank of Texas               6.88%
     P.O. Box 1600
     San Antonio, Tx 78296

 To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Private Investment Class of the Portfolio as of July 15, 1997, and the amount of the outstanding shares held of record by such shareholders, are set forth below:

                                      PERCENT
           NAME AND ADDRESS OF        OWNED OF
              RECORD OWNER            RECORD*
           -------------------        --------
     The Bank of New York              53.27%**
     4 Fisher Lane
     White Plains, NY 10603

     Cullen/Frost Discount Brokers     23.32%
     P.O. Box 2358
     San Antonio, TX 78299

     Huntington Capital Corporation     7.03%
     41 South High Street, 9th floor
     Columbus, OH 43287

------
* The Company has no knowledge as to whether all or any portfolio of the shares owned of record only are also owned beneficially.

** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                     PERCENT
          NAME AND ADDRESS OF        OWNED OF
              RECORD OWNER           RECORD*
          -------------------        --------
     Mark Twain Capital Market Grp.   9.93%
     1345 Chestnut St.
     FC 1-1-9-49
     Philadelphia, PA 19101

------
* The Company has no knowledge as to whether all or any portfolio of the shares owned of record only are also owned beneficially.

 As of July 15, 1997, the directors and officers of the Company owned less than 1% of the Institutional Cash Reserve Shares and the Private Investment Class Shares.

REPORTS

The Company furnishes shareholders of the Institutional Class with semi-annual reports containing information about the Company and its operations, including a schedule of investments held in the Portfolio, and its financial statements. The annual financial statements are audited by the Company's independent audi-tors. The Board of Directors has selected KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, as the Company's independent audi-tors to audit the Company's financial statements and review the Company's tax returns.

                        SHARE PURCHASES AND REDEMPTIONS

PURCHASES AND REDEMPTIONS

 A complete description of the manner by which shares of the Institutional Class may be purchased, redeemed or exchanged appears in the Prospectus under the heading "Purchase of Shares."

 The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as deter-mined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Company not reasonably practicable.

 A "business day" of the Portfolio is any day on which commercial banks in the New York Federal district are open for business. The Portfolio, however, re-serves the right to change the time for which purchase and redemption requests must be submitted to the Portfolio for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

NET ASSET VALUE DETERMINATION

 The net asset value of a share of the Portfolio is determined once daily as of the time shown in the Prospectus on each business day of the Company, as de-fined in the Prospectus. For the purpose of determining the price at which all shares of the Portfolio are issued and redeemed, the net asset value per share is calculated by: (a) valuing all securities and instruments of the Portfolio as set forth below; (b) adding other assets of the Portfolio, if any; (c) de-ducting the liabilities of the Portfolio; (d) dividing the resulting amount by the number of shares outstanding of the Portfolio; and (e) rounding such per share net asset value to the nearest whole cent.

 The debt instruments held in the Portfolio are valued on the basis of amor-tized cost. This method involves valuing an instrument at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may re-sult in periods during which value, as determined by amortized cost, is higher or lower than the price the Company would receive if it sold the entire portfo-lio.

 The valuation of the portfolio instruments based upon their amortized cost, and the concomitant maintenance of the net asset value per share of $1.00 for the Portfolio is permitted in accordance with applicable rules and regulations of the SEC, which require the Company to adhere to certain conditions. The Portfolio is required pursuant to such rules to maintain a dollar-weighted av-erage portfolio maturity of 90 days or less, to purchase only instruments hav-ing remaining maturities of 397 days or less, and to invest only in securities determined by AIM, pursuant to guidelines established by the Board of Direc-tors, to be "Eligible Securities" (as defined in Rule 2a-7 under the 1940 Act) and to present minimal credit risk to the Portfolio. The Portfolio adheres to a policy of purchasing only "First Tier" securities (as defined in Rule 2a-7 un-der the 1940 Act), which is a higher quality standard and more restrictive than required by such rules.

 Eligible Securities generally include (1) U.S. Government securities; (2) se-curities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest rat-ing categories for such securities (e.g., commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation ("S&P"), or rated "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's"), or (b) are rated (at the time of purchase) by only one NRSRO in one of its two highest rating categories for such securities; (3) short-term obligations and long-term obligations that have remaining maturities of 397 calendar days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by an NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satis-fying (2) or (3) above; and (5) long-term obligations that have remaining matu-rities in excess of 397 calendar days that are subject to a demand feature or put (such as a guarantee, a letter of credit or similar credit enhancement) ("demand instrument") (a) that are unconditional (readily exercisable in the event of default), provided that the demand feature satisfies (2), (3) or (4) above, and the demand instrument or long-term obligations of the issuer satisfy
(2) or (4) above for long-term debt obligations. The Board of Directors will approve or ratify any purchases by the Portfolio of securities that are rated by only one NRSRO or that are unrated securities.

 The Board of Directors is required to establish procedures designed to stabi-lize, to the extent reasonably possible, the Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures in-clude review of the portfolio holdings by the Board of Directors, at such in-tervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to purchasers or exist-ing holders of any class of shares of the Portfolio. In the event the Board of Directors determines that such a deviation exists for any class of shares of the Portfolio, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; the redemption of shares in kind; or the estab-lishment of a net asset value per share by using available market quotations.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

 Net investment income for the Portfolio is declared as a dividend to the shareholders of record of the Institutional Class on each business day of the Portfolio. The dividend declared on any day preceding a non-business day will include the income accrued on such non-business day. Dividends will be paid monthly. Net realized capital gains, if any, are normally distributed annually. The Company may distribute realized capital gains of the Portfolio more often if deemed necessary in order to maintain the net asset value of the Portfolio at $1.00 per share. However, the Company does not expect the Portfolio to real-ize net long-term capital gains. Dividends and distributions are paid in cash unless the shareholder has elected to reinvest such dividends and distributions in additional full and fractional shares of the Institutional Class at the net asset value thereof.

 The dividend accrued and paid for each class will consist of: (a) income for the Portfolio to which such class relates, the allocation of which is based upon each such class' pro rata share of the total shares outstanding which re-late to the Portfolio, less (b) Company expenses accrued for the applicable dividend period attributable to the Portfolio, such as custodian fees and ac-counting expenses, allocated based upon each such class' pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to each class which are accrued for the applicable dividend period, such as distribu-tion expenses, if any.

 Dividends with respect to the Institutional Class are declared to shareholders of record immediately after 3:00 p.m. Eastern Time on the date of declaration. Accordingly, dividends accrue on the first day that a purchase order for shares of the Institutional Class is effective, but not on the day that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Time, the shareholder will receive its pro rata share of dividends be-ginning with those declared on that day.

 Should the Company incur or anticipate any unusual expense, loss or deprecia-tion, which would adversely affect the net asset value per share of the Portfo-lio or the net income per share of a class of the Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the Portfolio were reduced, or were anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments on shares of the Portfolio until the net asset value returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Portfolio and/or in its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

 The following is only a summary of certain additional tax considerations gen-erally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

 The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, divi-dends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distrib-utes to shareholders, provided that it distributes an amount at least equal to the sum of (a) 90% of its investment company taxable income (i.e., net invest-ment income and the excess of net short-term capital gain over net long-term capital loss) and (b) 90% of its tax-exempt income (net of allocable expenses and amortized bond premium allocable thereto) for the taxable year (the "Dis-tribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the tax-able year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

 In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, inter-est, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other in-come (including but not limited to gains from options, futures or forward con-tracts) derived with respect to its business of investing in such stock, secu-rities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities or certain foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Portfolio from disposing of investments of a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue dis-count) received by the Portfolio at maturity or upon the disposition of a secu-rity held for less than three months will not be treated as gross income de-rived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other dis-position of securities for this purpose.

 In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated in-vestment company. Under this test, at the close of each quarter of the Portfo-lio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's to-tal assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securi-ties of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or busi-nesses.

 If for any taxable year the Portfolio does not qualify as a regulated invest-ment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distri-butions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

 A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordi-nary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Undistributed tax-exempt interest on Municipal Securities is not subject to the excise tax. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

 The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liq-uidate portfolio investments to make sufficient distributions to avoid excise tax liability.

DISTRIBUTIONS

 The Portfolio intends to qualify to pay exempt-interest dividends by satisfy-ing the requirement that at the close of each quarter of the Portfolio's tax-able year at least 50% of the Portfolio's total assets consists of Municipal Securities, which are exempt from federal income tax. Distributions from the Portfolio will constitute exempt-interest dividends to the extent of the Port-folio's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Portfolio are excluded from gross income for federal income tax purposes. How-ever, shareholders required to file a federal income tax return will be re-quired to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Portfolio of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.

 AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends de-rived from certain "private activity" Municipal Securities issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of is-sue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

 Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be in-cluded in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility fi-nanced by industrial development bonds held by the Portfolio will likely be subject to tax on dividends paid by the Portfolio which are derived from inter-est on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including fi-nancial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

 The Portfolio anticipates distributing substantially all of its investment company taxable income, if any, for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for fed-eral income tax purposes, but they will not qualify for the dividends-received deduction for corporations.

 The Portfolio may either retain or distribute to shareholders its net capital gain, if any, for each taxable year. The Portfolio currently intends to dis-tribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capi-tal gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. Realized market discount on Municipal Se-curities purchased after April 30, 1993, will be treated as ordinary income and not as capital gain.

 Distributions by the Portfolio that do not constitute ordinary income divi-dends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

 Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in ad-ditional shares of the Portfolio (or of another portfolio). Shareholders elect-ing to reinvest a distribution in additional shares will be treated as receiv-ing a distribution in an amount equal to the net asset value of the shares re-ceived, determined as of the reinvestment date.

 Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, divi-dends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

 The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, if any, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

FOREIGN SHAREHOLDERS

 Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partner-ship ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

 If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income divi-dends (including short-term capital gains) and return of capital distributions will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends (if any) and exempt-interest dividends.

 If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends (if any) and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates appli-cable to U.S. citizens or domestic corporations.

 In the case of foreign noncorporate shareholders, the Portfolio may be re-quired to withhold U.S. federal income tax at a rate of 31% on distributions (other than exempt-interest dividends) that are otherwise exempt from withhold-ing tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

 The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Re-cently proposed regulations may change the information provided here. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, includ-ing the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

 The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 16, 1997. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions con-templated herein.

 Rules of state and local taxation of ordinary income dividends, exempt-inter-est dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfo-lios.

                            PERFORMANCE INFORMATION

 Calculations of yield will take into account the total income received by the Portfolio, including taxable income, if any; however, the Portfolio intends to invest its assets so that 100% of its annual interest income will be tax-ex-empt. To the extent that institutions charge fees in connection with services provided in conjunction with the Institutional Class, the yield will be lower for those beneficial owners paying such fees.

 The current yields quoted for the Institutional Class will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yields for the Institutional Class will be computed by assuming that an account was established with a single share (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include divi-dends accrued with respect to the share, and dividends declared on shares pur-chased with dividends accrued and paid, if any, but would not include any real-ized gains and losses or unrealized appreciation or depreciation) will be mul-tiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Company may also furnish a quotation of effective yields for the Institutional Class that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yields for the period, which will be computed by compounding the unannualized current yields for the period by adding 1 to the unannualized current yields, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

 For the seven-day period ended March 31, 1997, the current yield and effective yield for the Institutional Class were 3.29% and 3.35%, respectively. Assuming a corporate tax rate of 35%, those yields for the Institutional Class on a tax-equivalent basis were 5.06% and 5.15%, respectively.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

 Information concerning the Portfolio's investment objectives and fundamental and operating policies is set forth in the Prospectus. The principal features of the Portfolio's investment program and the primary risks associated with that investment program are also discussed in the Prospectus. There can be no assurance that the Portfolio will achieve its objective. The values of the se-curities in which the Portfolio invests fluctuate based upon interest rates, the financial stability of the issuer and market factors. The following is a more detailed description of the instruments eligible for purchase by the Port-folio, which augments the summary of the Portfolio's investment program which appears under the heading "Investment Program" in the Prospectus.

 As set forth in the Prospectus, the Portfolio will limit its purchases of se-curities to

    (i) "First Tier" securities, as such term is defined from time to time in Rule 2a-7 under the 1940 Act, or

    (ii) securities guaranteed as to payment of principal and interest by the U.S. Government.

 Subsequent to its purchase by the Portfolio, an issue of Municipal Securities may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the elimination of the security from the Portfolio, but AIM will consider such an event to be relevant in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings applied by an NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

 The Portfolio may, from time to time, invest in taxable short-term investments ("Temporary Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating cate-gory by a recognized rating agency; and certificates of deposit of domestic banks with assets of $1.5 billion or more as of the date of their most recently published financial statements. The Portfolio may invest in Temporary Invest-ments, for example, due to market conditions or pending the investment of pro-ceeds from the sale of shares of the Portfolio or proceeds from the sale of Portfolio securities or in anticipation of redemptions. Although interest earned from such Temporary Investments will be taxable as ordinary income, the Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other invest-ment companies whose dividends are tax-exempt. See "Investment Restrictions" in the Prospectus for limitations on the Portfolio's ability to invest in repur-chase agreements and in shares of other investment companies. It is a fundamen-tal policy of the Company that the Portfolio's assets will be invested so that at least 80% of the Portfolio's income will be exempt from federal income tax-es, and it is the Company's present intention (but it is not a fundamental pol-icy) to invest the Portfolio's assets so that 100% of the Portfolio's annual interest income will be tax-exempt. Accordingly, the Portfolio may hold cash reserves pending the investment of such reserves in Municipal Securities.

 The Portfolio may, from time to time in order to qualify shares of the Portfo-lio for sale in a particular state, agree to certain investment restrictions in addition to or more stringent than those set forth above. Such restrictions are not fundamental and may be changed without the approval of shareholders.

 Pursuant to an undertaking made to the Ohio Department of Commerce, Division of Securities, the Portfolio will not purchase the securities of any issuer if, as to 75% of the total assets of the Portfolio, more than 10% of the voting se-curities of such issuer would be held by the Portfolio at the time of purchase.

MUNICIPAL SECURITIES

 Municipal Securities include debt obligations issued to obtain funds for vari-ous public purposes, including the construction of a wide range of public fa-cilities such as airports, bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstand-ing obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public au-thorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities and certain local facili-ties for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size and purpose of such issues. Such obligations are considered to be Municipal Securities pro-vided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternate minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters -- Tax Matters" in this Statement of Additional Information.

 The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-ex-empt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments. Most notes are general obligations of the issuing mu-nicipalities or agencies and are sold in anticipation of a bond sale, collec-tion of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular clas-sification and between classifications. The Portfolio's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities in the Portfolio will vary from time to time.

 For purpose of the diversification requirements applicable to the Portfolio, the identification of the issuer of the Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agen-cy, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision will be deemed to be the sole issuer. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-govern-mental user, then such non-governmental user will be deemed to be the sole is-suer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and will be treated as an issue of such government or other agency unless the value of all securities issued or guaranteed by such government or other entity and owned by the Portfolio does not exceed 10% of the total assets of the Port-folio. Certain Municipal Securities may be secured by the guaranty or irrevoca-ble letter of credit of a major banking institution, or the payment of princi-pal and interest when due may be insured by an insurance company.

 The yields on Municipal Securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, maturity of the obligation, and rating of the issue. The yield realized by holders of a class of the Portfolio will be the yield realized by the Portfolio on its investments reduced by the general expenses of the Company and those expenses attributable to such class. The market values of the Municipal Securities held by the Port-folio will be affected by changes in the yields available on similar securi-ties. If yields increase following the purchase of a Municipal Security the market value of such Municipal Security will generally decrease. Conversely, if yields on such Municipal Security decrease, the market value of such security will generally increase.

INVESTMENT RATINGS

 The following is a description of the factors underlying the tax-exempt debt ratings of Moody's, S&P and Fitch Investors Service ("Fitch"):

                         MOODY'S MUNICIPAL BOND RATINGS

                                      Aaa

 Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally sta-ble margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

 Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of pro-tection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

 Note: Bonds in the Aa group which Moody's believes possess the strongest in-vestment attributes are designated by the symbol Aa1.

 Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in the Aa group when assigning ratings to: industrial development bonds; and bonds secured by either a letter of credit or bond insurance. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              MOODY'S DUAL RATINGS

 In the case of securities with a demand feature, two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                        MOODY'S SHORT-TERM LOAN RATINGS

 Moody's ratings for state and municipal short-term obligations will be desig-nated Moody's Investment Grade (or MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the li-quidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

 A short-term rating may also be assigned on an issue having a demand feature (i.e., a variable rate demand obligation or VRDO). Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to re-flect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

 A VMIG rating may be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

 Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

                                  MIG 1/VMIG 1

 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                        MOODY'S COMMERCIAL PAPER RATINGS

 Moody's commercial paper ratings are opinions of the ability of issuers to re-pay punctually promissory obligations not having an original maturity in excess of nine months.

 Moody's employs the following two designations, each judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

                                    Prime-1

 Issuers (or related supporting institutions) rated Prime-1 (P-1) have a supe-rior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well- established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed finan-cial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

 Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                           S&P MUNICIPAL BOND RATINGS

 A S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

 The ratings are based, in varying degrees, on the following considerations: likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and pro-tection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                                      AAA

 Debt rated AAA has the highest rating assigned by S&P. Capacity to pay inter-est and repay principal is extremely strong.

                                       AA

 Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

 Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

 S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

 The first rating addresses the likelihood of repayment of principal and inter-est as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (e.g., AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commer-cial paper rating symbols (e.g., SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

 A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: am-ortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

 The highest note rating symbol is as follows:

 Category denotes very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                          S&P COMMERCIAL PAPER RATINGS

 S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

 The highest rating category is as follows:

                                      A-1

 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

                               FITCH BOND RATINGS

 Fitch investment grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings repre-sent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

 The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

 Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

 Bonds that have the same ratings are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

 Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

 Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                                      AAA

 Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay princi-pal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

 Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future develop-ments, short-term debt of these issuers is generally rated "F-l."

 Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

 NR -- Indicates that Fitch does not rate the specific issue.

                            FITCH SHORT-TERM RATINGS

 Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including com-mercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

 The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

 The highest Fitch short-term rating is as follows:

                                      F-1

 Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

 The Portfolio may purchase Municipal Securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Portfolio may purchase or sell Municipal Securities on a delayed delivery basis. The payment obliga-tion and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase when-issued or delayed delivery Municipal Se-curities with the intention of actually acquiring such securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. No additional when-issued or delayed delivery commitments will be made if more than 25% of the Portfolio's net assets would thereby become so committed.

 If the Portfolio purchases a when-issued or delayed delivery security, the Portfolio will direct its custodian bank to segregate cash or other high grade securities (including Temporary Investments and Municipal Securities) of the Portfolio in an amount equal to the when-issued or delayed delivery commitment. The segregated securities will be valued at market for the purpose of determin-ing the adequacy of the segregated securities. If the market value of such se-curities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Portfolio's when-issued or delayed delivery commitments. To the extent funds are segregated, they will not be available for new investment or to meet redemptions.

 Securities purchased on a when-issued or delayed delivery basis and the secu-rities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those secu-rities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, there is a possibility that the Portfolio will experience greater fluctuation in the mar-ket value of its assets.

 Furthermore, when the time comes for the Portfolio to meet its obligations un-der when-issued or delayed delivery commitments, the Portfolio will do so by use of its then available cash, by the sale of the segregated securities, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Portfolio's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capi-tal gains, which are not exempt from federal income taxes. The value of when-issued or delayed delivery securities on the settlement date may be more or less than the purchase price.

 In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous.

VARIABLE OR FLOATING RATE INSTRUMENTS

 The Portfolio may invest in Municipal Securities which have variable or float-ing interest rates which are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Variable or floating interest rates generally reduce changes in the market price of Munici-pal Securities from their original purchase price. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or deprecia-tion is less for variable or floating rate Municipal Securities than for fixed rate obligations.

 Many Municipal Securities with variable or floating interest rates purchased by the Portfolio are subject to payment of principal and accrued interest (usu-ally within seven days) on the Portfolio's demand. The terms of such demand in-struments require payment of principal and accrued interest from the issuer, a guarantor and/or a liquidity provider. All variable or floating rate instru-ments will meet the quality standards of the Portfolio. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Secu-rities held by the Portfolio.

SYNTHETIC MUNICIPAL INSTRUMENTS

 The Portfolio may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Portfolio may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-ex-empt bonds or notes ("Underlying Bonds"), and the sale of certificates evidenc-ing interests in the trust or custodial account to investors such as the Port-folio. The trustee or custodian receives the long-term fixed rate interest pay-ments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell (put) its cer-tificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest. A "variable rate trust certificate" evidences an interest in a trust entitling the certifi-cate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest.

 Because synthetic municipal instruments involve a trust or custodial account and a third party conditional put feature, they involve complexities and poten-tial risks that may not be present where a municipal security is owned direct-ly. For further information regarding certain risks associated with investing in synthetic municipal instruments see the Prospectus under the caption "In-vestment Program -- Synthetic Municipal Instruments."

INVESTMENT RESTRICTIONS

  The most significant investment restrictions applicable to the Portfolio's investment program are set forth in the Prospectus. Additionally, as a matter of fundamental policy which may not be changed without a vote of all classes of shareholders of the Portfolio, the Portfolio will not:

    (1) purchase any industrial development bond, if, as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in securities of issuers, which, together with their predecessors, have been in business for less than three years;

    (2) borrow money or pledge, mortgage or hypothecate the assets of the Portfolio except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the Portfolio's total assets, except that the Portfolio may purchase when-issued securities consistent with the Portfolio's investment objective and policies; provided that the Portfolio will repay all borrowings (other than when-issued purchases) before making additional investments;

    (3) lend money or securities except to the extent that the Portfolio's investments may be considered loans;

    (4) purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase Stand-by Commitments;

    (5) invest in companies for the purpose of exercising control, except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

    (6) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolio's investment program, may be deemed an underwriting;

    (7) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

    (8) sell, securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

    (9) purchase or retain securities of an issuer if, to the knowledge of the Company, the directors and officers of the Company, and the directors and officers of AIM, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer; or

    (10) purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs.

  The Company may, from time to time in order to qualify shares of the Portfo-lio for sale in a particular state, agree to certain investment restrictions in addition to or more stringent than those set forth above. Such restrictions are not fundamental and may be changed without the approval of shareholders.

  Pursuant to an undertaking made to the Ohio Department of Commerce, Division of Securities, the Portfolio will not purchase the securities of any issuer if, as to 75% of the total assets of the Portfolio, more than 10% of the voting se-curities of such issuer would be held by the Portfolio at the time of purchase.

                               FUND TRANSACTIONS

 AIM is responsible for decisions to buy and sell securities for the Portfolio, for selection of broker-dealers and for negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually prin-cipal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Port-folio may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

 AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish sta-tistical research or other information or services which are deemed beneficial by AIM. Such research services supplement AIM's own research. Research services may include the following: statistical and background information on U.S. and foreign economies, industry groups and individual companies; forecasts and in-terpretations with respect to U.S. and foreign economies, money market fixed income markets, equity markets, specific industry groups and individual compa-nies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the pro-viding of equipment used to communicate research information; the arranging of meetings with management of companies; and the providing of access to consul-tants who supply research information. Certain research services furnished by dealers may be useful to AIM with clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transac-tions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio. AIM is of the opinion that the material received is beneficial in supplementing AIM's research and analysis; and therefore, such material may benefit the Portfolio by improving the quality of AIM's investment advice. The advisory fee paid by the Portfolio is not reduced because AIM receives such services; however, because AIM must evaluate information received as a result of such services, receipt of such services does not reduce AIM's workload.

 Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as principal in any purchase or sale of securities un-less an exemptive order allowing such transactions is obtained from the SEC. Furthermore, the 1940 Act prohibits the Company from purchasing a security be-ing publicly underwritten by a syndicate of which persons affiliated with the Company are a member except in accordance with certain conditions. These condi-tions may restrict the ability of the Portfolio to purchase Municipal Securi-ties being publicly underwritten by such a syndicate, and the Portfolio may be required to wait until the syndicate has been terminated before buying such se-curities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an is-suer of Municipal Securities and be paid a fee by such issuer. The Portfolio may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Company's Board of Directors and a determina-tion is made that the placement fee or other remuneration paid by the issuer to the person affiliated with the Company is fair and reasonable in relation to the fees charged by others performing similar services. During the fiscal years ended March 31, 1997, 1996 and 1995 no securities or instruments were purchased by the Portfolio from issuers who paid placement fees or other compensation to a broker affiliated with the Portfolio.

 From time to time, the Company may sell a security, or purchase a security from an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital"), when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objec-tive(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions be-tween investment accounts advised by

AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment ac-counts advised by AIM or AIM Capital.

 Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Portfolio from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Com-pany has obtained an order of exemption from the SEC which permits the Portfo-lio to engage in certain transactions with such 5% holder, if the Portfolio complies with conditions and procedures designed to ensure that such transac-tions are executed at fair market value and present no conflicts of interest. Purchases from these 5% holders will be subject to quarterly review by the Board of Directors, including those directors who are not "interested persons" of the Company.

 Some of the AIM Funds may have objectives similar to that of the Portfolio. It is possible that at times, identical securities will be acceptable for one or more of such investment companies. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may like-wise vary. The timing and amount of purchase by each account will also be de-termined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolio and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could adversely affect the abil-ity of the Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                            TAX-FREE INVESTMENTS CO.

                       INSTITUTIONAL CASH RESERVE SHARES

                              FINANCIAL STATEMENTS

                           FOR THE FISCAL YEAR ENDED

                                MARCH 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders

Tax-Free Investments Co.

We have audited the accompanying statement of assets and liabilities of the Cash Reserve Portfolio (a Portfolio of Tax-Free Investments Co.), including the schedule of investments, as of March 31, 1997, and the related statement of op-erations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the eight-year period then ended, the eleven-month period ended March 31, 1989, and the year ended April 30, 1988. These fi-nancial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these finan-cial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Reserve Portfolio as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the eleven-month period ended March 31, 1989, and the year ended April 30, 1988, in conformity with generally accepted accounting principles.


                                 KPMG Peat Marwick LLP

Houston, Texas
May 2, 1997

SCHEDULE OF INVESTMENTS

March 31, 1997

                                            RATING(A)     PAR
                                           S&P  MOODY'S  (000)       VALUE

ALABAMA - 2.04%

Birmingham (City of) (YMCA-Birmingham);
 Public Park
 and Recreation Board RB
  3.55% 06/01/16(b)(c)                      --  VMIG-1  $  3,390 $    3,390,000
-------------------------------------------------------------------------------
BMC Special Care Facilities Financing
 Authority (VHA of Alabama Inc. Capital
 Asset Financing Program); Variable Rate
 Hospital
 Series 1985 RB
  3.45% 12/01/30(b)(d)                     A-1    Aaa      4,000      4,000,000
-------------------------------------------------------------------------------
Marshall (County of); Special Obligation
 School Refunding Series 1994 Warrants
  3.50% 02/01/12(b)(c)                     A-1+   --       2,775      2,775,000
-------------------------------------------------------------------------------
Port City Medical Board of Mobile Alabama
 (The) (Mobile Infirmary Association);
 Series 1992 A RB
  3.50% 07/25/97(c)(e)                     A-1+   P-1     10,300     10,300,000
-------------------------------------------------------------------------------
                                                                     20,465,000
-------------------------------------------------------------------------------
ALASKA - 1.13%

Alaska Housing Finance Corp.; General
 Mortgage Series 1991 A RB
  3.45% 06/01/26(b)                        A-1+ VMIG-1     8,900      8,900,000
-------------------------------------------------------------------------------
Valdez (City of) (ARCO Transportation
 Alaska, Inc. Project); Marine Terminal
 Refunding Series 1994 A RB
  3.45% 05/16/97(e)                        A-1  VMIG-1     2,400      2,400,000
-------------------------------------------------------------------------------
                                                                     11,300,000
-------------------------------------------------------------------------------
ARIZONA - 2.42%

Apache (County of) Industrial Development
 Authority (Tucson Electric); Series 1983
 C IDR
  3.45% 12/15/18(b)(c)                     A-1  VMIG-1     5,900      5,900,000
-------------------------------------------------------------------------------
Arizona (State of) Agricultural
 Improvement and Power District (Salt
 River Project); Promissory Notes
  3.45% 04/07/97                           A-1+   P-1      3,000      3,000,140
-------------------------------------------------------------------------------
  3.55% 06/13/97                           A-1+   P-1      9,570      9,570,000
-------------------------------------------------------------------------------
Maricopa (County of) Union High School
 District No. 210; Series 1995 A GO
  5.75% 07/01/97                            AA    Aa       1,000      1,004,836
-------------------------------------------------------------------------------
Pima (County of) Industrial Development
 Authority (Tucson Electric Co. Project);
 Refunding Series 1982 A IDR
  3.50% 06/15/22(b)(c)                     A-1+ VMIG-1     2,000      2,000,000
-------------------------------------------------------------------------------

                                            RATING(A)     PAR
                                           S&P  MOODY'S  (000)       VALUE

Arizona - (continued)

Tempe (City of) Industrial Development
 Authority (Elliot's Crossing Apartment
 Project); Variable Rate Demand
 Multifamily Housing Series RB
  3.45% 10/01/08(b)(c)                    A-1+    --    $  2,800 $    2,800,000
-------------------------------------------------------------------------------
                                                                     24,274,976
-------------------------------------------------------------------------------
COLORADO - 3.49%

Adams (County of) Industrial Development
 (Clear Creek Business); Series 1984 RB
  3.55% 11/01/08(b)(c)                     --   VMIG-1     8,300      8,300,000
-------------------------------------------------------------------------------
Colorado (State of) General Fund; Series
 1996 A TRAN
  4.50% 06/27/97                          SP-1+   --       5,000      5,007,338
-------------------------------------------------------------------------------
Colorado Housing Finance Authority
 (Coventry Village Project); Multifamily
 Housing Revenue Series 1996 B RB
  3.55% 10/15/16(b)(c)                    A-1+    --       5,370      5,370,000
-------------------------------------------------------------------------------
Colorado Housing Finance Authority
 (Winridge Project); Adjustable
 Refunding Multifamily Housing Series
 1993 RB
  3.50% 02/01/23(b)(c)                    A-1+    --      12,715     12,715,000
-------------------------------------------------------------------------------
Douglas (County of) (Autumn Chase
 Project); Variable Rate Demand
 Multifamily Housing Series 1985 RB
  3.45% 07/01/06(b)(c)                     --   VMIG-1     3,700      3,700,000
-------------------------------------------------------------------------------
                                                                     35,092,338
-------------------------------------------------------------------------------
CONNECTICUT - 0.36%

Connecticut (State of) (Transportation
 Infrastructure Purpose S-1); Special
 Tax Obligation RB
  3.40% 12/01/10(b)(c)                    A-1+  VMIG-1     2,225      2,225,000
-------------------------------------------------------------------------------
Connecticut (State of) Power and Light
 Development Authority; Series 1993 A RB
  3.50% 09/01/28(b)(c)                    A-1+  VMIG-1     1,425      1,425,000
-------------------------------------------------------------------------------
                                                                      3,650,000
-------------------------------------------------------------------------------
DELAWARE - 0.10%

Delaware Transportation Authority
 System; RB
  7.00% 07/01/97(d)                        AAA    Aaa      1,000      1,008,198
-------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.38%

District of Columbia (The American
 University Issue); Variable Rate Weekly
 Demand Series 1985 RB
  3.45% 10/01/15(b)(c)                     --   VMIG-1     3,800      3,800,000
-------------------------------------------------------------------------------

                                             RATING(A)     PAR
                                            S&P  MOODY'S  (000)      VALUE

FLORIDA - 4.49%

Alachua (County of) Health Facility
 Authority (Shands Teaching Hospital);
 Series 1996 B RB
  3.50% 12/01/26(b)(d)                      A-1+ VMIG-1  $13,700 $   13,700,000
-------------------------------------------------------------------------------
Brevard (County of) Housing Finance
 Authority (Palm Place Project);
 Multifamily Housing Series 1985 RB
  3.55% 12/01/07(b)(c)                       --  VMIG-1    7,500      7,500,000
-------------------------------------------------------------------------------
Florida Housing Finance Agency (Woodlands
 Project); Adjustable Rate Multifamily
 Housing Series 1985 SS RB
  3.45% 12/01/07(b)(c)                      A-1+ VMIG-1    2,000      2,000,000
-------------------------------------------------------------------------------
Gulf Breeze (City of) (Florida Municipal
 Bond Fund); Variable Rate Demand Series
 1995 A RB
  3.46% 03/31/21(b)(c)                      A-1    --     10,000     10,000,000
-------------------------------------------------------------------------------
Putnam County Development Authority
 (Seminole Electric Cooperative, Inc.
 Project); National Rural Utilities
 Cooperative Finance Corp. Guaranteed
 Floating/Fixed Rate Pooled Series 1984 H-
 1 PCR
  3.45% 03/15/14(b)(c)                      A-1+   P-1     3,915      3,915,000
-------------------------------------------------------------------------------
Sunshine State Governmental Financing
 Commission (Florida State Board of
 Administration); Government Financing
 Program Tax Exempt Commercial Notes
  3.55% 06/20/97(d)                         A-1+   --      8,000      8,000,000
-------------------------------------------------------------------------------
                                                                     45,115,000
-------------------------------------------------------------------------------
GEORGIA - 3.81%

Cobb (County of) Housing Authority
 (Greenhouse Frey Apartment Project);
 Multifamily Housing RB
  3.45% 09/15/26(b)(c)                      A-1+   --      5,000      5,000,000
-------------------------------------------------------------------------------
Decatur County Bainbridge Industrial
 Development Authority (Kaiser Agriculture
 Chemical Inc. Project); Series 1985 IDR
  3.50% 12/01/02(b)(c)                      A-1+   --      2,100      2,100,000
-------------------------------------------------------------------------------
Dekalb (County of) Housing Authority
 (Camden Brook Project); Multifamily
 Housing Series 1995 RB
  3.45% 06/15/25(b)(c)                      A-1+ VMIG-1    6,000      6,000,000
-------------------------------------------------------------------------------
Dekalb (County of) Housing Authority
 (Clairmont Crest Project); Multifamily
 Housing Series 1995 RB
  3.45% 06/15/25(b)(c)                      A-1+   --      7,600      7,600,000
-------------------------------------------------------------------------------

                                               RATING(A)     PAR
                                              S&P  MOODY'S  (000)     VALUE

Georgia - (continued)

Dekalb (County of) Private Hospital
 Authority (Egleston Children's Hospital at
 Emory University Health Care System
 Project); Variable Rate Demand Series 1995
 A RAN
  3.45% 03/01/24(b)(c)                       A-1+  VMIG-1  $ 3,000 $  3,000,000
-------------------------------------------------------------------------------
Development Authority of Dekalb County
 (Radiation Sterilizers, Inc. Project);
 Variable Rate Demand Series 1985 IDR
  3.60% 03/01/05(b)(c)                        A-1    --      4,600    4,600,000
-------------------------------------------------------------------------------
Municipal Gas Authority of Georgia (Agency
 Project); Series 1996 A RB
  3.45% 11/01/06(b)(c)                        A-1+   --      5,000    5,000,000
-------------------------------------------------------------------------------
Roswell (City of) Housing Authority;
 Multifamily
 Housing RB
  3.45% 08/01/30(b)(c)                        A-1+   --      5,000    5,000,000
-------------------------------------------------------------------------------
                                                                     38,300,000
-------------------------------------------------------------------------------
ILLINOIS - 12.21%

Burbank (City of) (Service Merchandise Co.
 Inc. Project); Floating Rate Monthly
 Demand Industrial Building Series 1984 RB
  3.45% 09/15/24(b)(c)                       A-1+    --      3,600    3,600,000
-------------------------------------------------------------------------------
Chicago (City of); Tender Notes Series 1996
 GO
  3.55% 10/31/97(c)(e)                       SP-1+  MIG-1    4,000    4,000,000
-------------------------------------------------------------------------------
Cook (County of) (Catholic Charities
 Housing Development Corp. Project);
 Adjustable Demand Series 1988 A-1 RB
  3.50% 01/01/28(b)(c)                        --   VMIG-1    1,700    1,700,000
-------------------------------------------------------------------------------
Cook (County of) High School District No.
 201 (Cicero); GO
  7.30% 12/01/97(d)                           AAA    Aaa     6,500    6,652,936
-------------------------------------------------------------------------------
Du Page Water Commission; RB
  6.875% 05/01/97(f)                          AAA    --      1,000    1,022,598
-------------------------------------------------------------------------------
East Peoria (City of) (Radnor/East Peoria
 Partnership Project); Multifamily Housing
 Series 1983 RB
  3.65% 06/01/08(b)(c)                        --     Aa3     6,070    6,070,000
-------------------------------------------------------------------------------
Illinois (State of); Sales Tax Series E RB
  8.10% 06/15/97(f)                           AAA    Aaa     1,435    1,475,693
-------------------------------------------------------------------------------
Illinois Development Finance Authority;
 Variable Rate Demand Notes Series 1996-
 1997A
  3.50% 06/30/97(b)(c)                       A-1+    --      6,600    6,600,000
-------------------------------------------------------------------------------

                                             RATING(A)     PAR
                                            S&P  MOODY'S  (000)      VALUE

Illinois - (continued)

Illinois Development Finance Authority
 (American College of Surgeons Project);
 Tax Exempt Series 1996 RB
  3.45% 08/01/26(b)(c)                      A-1+   --    $10,000 $   10,000,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Chicago Symphony Orchestra Project);
 Variable/Fixed Rate Demand Series 1996 RB
  3.50% 06/01/31(b)(c)                      A-1+ VMIG-1    5,129      5,129,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Commonwealth Edison Co.); PCR
  3.45% Series A 12/01/06(b)(d)             A-1  VMIG-1    5,000      5,000,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Institutional Gas Technology Project);
 Variable Rate Series 1993 RB
  3.50% 09/01/18(b)(c)                      A-1+   --      2,600      2,600,000
-------------------------------------------------------------------------------
Illinois Development Finance Authority
 (Jewish Charities Revenue Anticipation
 Notes Program); Variable Rate Demand
 Series 1996-1997B RAN
  3.50% 06/30/97(b)(c)                      A-1+   --      5,225      5,225,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Museum of Science & Industry); Variable
 Rate Series 1992 RB
  3.50% 10/15/06(c)(e)                       --  VMIG-1    9,000      9,000,000
-------------------------------------------------------------------------------
Illinois Educational Facilities Authority
 (Pooled Financing Program); Adjustable
 Rate Series 1985 RB
  3.50% 12/01/05(b)(d)                      A-1+ VMIG-1    3,780      3,780,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority;
 Revolving Fund Pooled Series D
  3.50% 08/01/15(b)(c)                      A-1+ VMIG-1    4,550      4,550,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Streetville Corp.); Variable Rate Series
 1994 RB
  3.50% 08/15/24(b)(c)                      A-1+   P-1     3,000      3,000,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Advocate Health Care Network); Variable
 Rate Series 1997 B RB
  3.55% 08/15/22(b)(d)                      A-1+ VMIG-1   10,140     10,140,000
-------------------------------------------------------------------------------
Illinois Health Facilities Authority
 (Northwestern Memorial Hospital);
 Variable Rate Series 1995 RB
  4.00% 08/15/25(b)(d)                      A-1+ VMIG-1    7,800      7,800,000
-------------------------------------------------------------------------------
Marseilles (City of) (Kaiser Agricultural
 Chemicals Inc. Project); Variable Rate
 Demand Series 1985 IDR
  3.50% 01/01/98(b)(c)                      A-1+   --      3,750      3,750,000
-------------------------------------------------------------------------------

                                             RATING(A)     PAR
                                            S&P  MOODY'S  (000)      VALUE

Illinois - (continued)

Oak Forest (City of) (Homewood Pool);
 Series 1989 RB
  3.50% 07/01/24(b)(c)                       --  VMIG-1  $ 3,000 $    3,000,000
-------------------------------------------------------------------------------
Village of Lisle (Four Lakes Project Phase
 Five); Multifamily Housing Revenue
 Refunding Series 1996
  3.45% 09/15/26(b)(c)                      A-1+   --     15,380     15,380,000
-------------------------------------------------------------------------------
Village of Northbrook (Euromarket Designs,
 Inc. Project); Variable Rate Demand
 Refunding Series 1993 IDR
  3.50% 07/01/02(b)(c)                      A-1+   --      3,100      3,100,000
-------------------------------------------------------------------------------
                                                                    122,575,227
-------------------------------------------------------------------------------
INDIANA - 2.51%

Auburn (City of) (Sealed Power Corp.
 Project); Variable Rate Demand Economic
 Development Series 1985 RB
  3.55% 07/01/10(b)(c)                       --  VMIG-1    1,200      1,200,000
-------------------------------------------------------------------------------
Indianapolis (City of); Local Public
 Improvement Series 1996 F RB
  4.125% 07/10/97                           SP-1   --      3,000      3,004,789
-------------------------------------------------------------------------------
Indianapolis (City of) (Childrens Museum
 Project); Economic Development Floating
 Rate Series 1995 RB
  3.45% 10/01/25(b)(c)                      A-1+   --      5,000      5,000,000
-------------------------------------------------------------------------------
Indianapolis (City of) (Jewish Community
 Campus Project); Variable Rate Economic
 Development RB
  3.45% 04/01/05(b)(c)                       --  VMIG-1    2,395      2,395,000
-------------------------------------------------------------------------------
Petersburg (City of) (Indianapolis Power
 and Light Co. Project); Adjustable Rate
 Tender Securities Series 1995 B PCR
  3.45% 01/01/23(b)(d)                      A-1+ VMIG-1    2,700      2,700,000
-------------------------------------------------------------------------------
Rockport (City of) Indiana Development
 Authority (AEP Generating Company
 Project); Series 1995 A PCR
  3.80% 07/01/25(b)(d)                      A-1c   Aaa     3,900      3,900,000
-------------------------------------------------------------------------------
Rockport (City of) Indiana Development
 Authority (AEP Generating Company Project
 B); Series 1995 B PCR
  3.85% 07/01/25(b)(d)                      A-1c   Aaa     1,600      1,600,000
-------------------------------------------------------------------------------
Sullivan (City of) (Hoosier Energy Rural
 Electric Cooperative, Inc.); National
 Rural Utilities Cooperative Finance Corp.
 Series 1985 L-1 Commercial Notes
  3.40% 05/16/97(c)(e)                      A-1+   P-1     5,400      5,400,000
-------------------------------------------------------------------------------
                                                                     25,199,789
-------------------------------------------------------------------------------

                                               RATING(A)     PAR
                                              S&P  MOODY'S  (000)     VALUE

IOWA - 0.17%

Iowa Higher Education Loan Authority;
 Private College Facility RB
  3.45% 12/01/15(b)(d)                        A-1+ VMIG-1  $ 1,700 $  1,700,000
-------------------------------------------------------------------------------
KANSAS - 0.50%

Mission (City of) (Silverwood Apartment
 Project); Multifamily RB
  3.45% 09/15/26(b)(c)                        A-1+   --      5,000    5,000,000
-------------------------------------------------------------------------------
KENTUCKY - 1.32%

Mason County (East Kentucky Power
 Cooperative, Inc. Project); National Rural
 Utilities Cooperative Finance Corp.
 Guaranteed Floating/Fixed Rate Pooled
 Series 1984 B-2 PCR
  3.45% 10/15/14(b)(c)                        A-1    Aa3     9,150    9,150,000
-------------------------------------------------------------------------------
Mayfield (City of) (Kentucky League of
 Cities Funding Trust Pooled Lease Financing
 Program); Variable Rate Multi-City Lease
 Series 1996 RB
  3.55% 07/01/26(b)(c)                        A-1  VMIG-1    4,100    4,100,000
-------------------------------------------------------------------------------
                                                                     13,250,000
-------------------------------------------------------------------------------
LOUISIANA - 0.95%

East Baton Rouge Mortgage Finance Authority
 (GNMA and FNMA Mortgage-Backed Securities
 Program); Single Family Mortgage Refunding
 Series 1996 C-1 RB
  3.85% 04/03/97(e)(f)                         --  VMIG-1    2,000    2,000,000
-------------------------------------------------------------------------------
Louisiana Public Facilities Authority
 (Greenbriar Hospital Inc. Project);
 Variable Rate Demand Series 1984 RB
  3.50% 11/01/14(b)(c)                         --    Aa2     2,500    2,500,000
-------------------------------------------------------------------------------
Louisiana Public Facilities Authority
 (Willi-Knighton Medical Center Project);
 Hospital Series 1995 RB
  3.50% 09/01/25(b)(d)                        A-1  VMIG-1    5,000    5,000,000
-------------------------------------------------------------------------------
                                                                      9,500,000
-------------------------------------------------------------------------------
MARYLAND - 0.35%

Prince George (County of) Housing Authority
 (Laurel-Oxford Associates Apartment
 Project); Mortgage Series 1985 RB
  3.525% 10/01/07(b)(c)                        --  VMIG-1    3,500    3,500,000
-------------------------------------------------------------------------------

                                          RATING(A)     PAR
                                         S&P  MOODY'S  (000)       VALUE

MASSACHUSETTS - 0.15%

Massachusetts Health & Educational
 Facilities Authority (Harvard
 University Issue); Variable Rate
 Demand Series 1 RB
  3.30% 08/01/17(b)(d)                  A-1+  VMIG-1  $  1,500 $    1,500,000
-----------------------------------------------------------------------------
MICHIGAN - 5.89%

Jackson County Economic Development
 Corp. (Sealed Power Corp.); Economic
 Development Variable Refunding RB
  3.55% 10/01/19(b)(c)                   --   VMIG-1     1,000      1,000,000
-----------------------------------------------------------------------------
Michigan (State of); Full Faith &
 Credit General Obligation Notes
 Series 1997
  4.50% 09/30/97                        SP-1+  MIG-1     7,000      7,035,340
-----------------------------------------------------------------------------
Michigan State Hospital Finance
 Authority
 (Hospital Equipment Loan Program);
 Hospital RB
  3.55% Pooled Series 1994 A
   12/01/23(b)(c)                        --   VMIG-1     5,600      5,600,000
-----------------------------------------------------------------------------
  3.55% Pooled Series 1995 A
   12/01/23(b)(c)                        --   VMIG-1     2,900      2,900,000
-----------------------------------------------------------------------------
  3.55% Pooled Series 1996 A
   12/01/23(b)(c)                        --   VMIG-1     6,900      6,900,000
-----------------------------------------------------------------------------
Michigan State Strategic Fund (Detroit
 Edison Co.);
 Limited Obligation RB
  4.00% 09/01/30(b)(c)                  A-1+    P-1      5,000      5,000,000
-----------------------------------------------------------------------------
Michigan State Strategic Fund
 (Peachwood Center Association
 Project); Limited Obligation Series
 1995 RB
  3.45% 06/01/16(b)(c)                  A-1+    --       2,350      2,350,000
-----------------------------------------------------------------------------
Michigan State Underground Storage
 Tank Financial Assurance Authority;
 Series I RB
  5.00% 05/01/97(d)                      AAA    Aaa      6,500      6,505,948
-----------------------------------------------------------------------------
Michigan Strategic Fund (Consumer's
 Power Corp.); Variable Rate Demand
 Series 1988 A PCR



                                            RATING(A)     PAR
                                           S&P  MOODY'S  (000)       VALUE

Michigan - (continued)

Wayne County School District; State
 School Aid
 Limited Tax Series 1996 GO
  4.50% 05/01/97                          SP-1+   --    $  5,000 $    5,002,189
-------------------------------------------------------------------------------
                                                                     59,186,977
-------------------------------------------------------------------------------
MINNESOTA - 1.90%

Bloomington (City of) Port Authority
 (Mall of America Project); Special Tax
 Revenue Series 1996 B RB
  3.50% 02/01/13(b)(d)                    A-1+  VMIG-1     2,000      2,000,000
-------------------------------------------------------------------------------
Duluth (City of) (Miller-Dwan Medical
 Center); Variable Rate Demand Health
 Facilities Series 1996 RB
  3.80% 06/01/19(b)(c)                    A-1+    --       7,000      7,000,000
-------------------------------------------------------------------------------
Mankato (City of) (Northern States Power
 Co. Project); Floating Collateralized
 Series 1985 PCR
  3.55% 03/01/11(b)(d)                     AA-    A1       2,900      2,900,000
-------------------------------------------------------------------------------
Minneapolis (City of) Community
 Development Agency (Walker Methodist
 Health Systems); Adjustable Refunding
 Series 1995 RB
  3.50% 04/01/10(b)(c)                     A-1    --       6,000      6,000,000
-------------------------------------------------------------------------------
Red Wing (City of) Industrial
 Development Authority (Northern States
 Power Co.); Floating Rate
 Collateralized Series 1985 PCR
  3.55% 03/01/11(b)(d)                     AA-    A1       1,200      1,200,000
-------------------------------------------------------------------------------
                                                                     19,100,000
-------------------------------------------------------------------------------
MISSOURI - 2.22%

Kansas (City of) (Sleepy Hollow
 Apartment Project); Multifamily Housing
 Series 1996 RB
  3.45% 09/15/26(b)(c)                    A-1+    --       7,500      7,500,000
-------------------------------------------------------------------------------
Missouri Health & Educational Facilities
 Authority (St. Francis Medical Center);
 Variable Rate Demand Health Facilities
 Series 1996 A RB
  3.80% 06/01/26(b)(c)                    A-1+    --       3,500      3,500,000
-------------------------------------------------------------------------------
Missouri State Environmental Improvement
 & Energy Resource Authority (Associated
 Electric Cooperative, Inc. Project);
 Pooled Series 1993-M RB
  3.45% 12/15/03(b)(c)                     AA-  VMIG-1     2,490      2,490,000
-------------------------------------------------------------------------------
Saint Louis County Industrial
 Development Authority (Bonhomme Village
 Apartments Association Project);
 Variable Rate Demand Housing Series
 1985 RB
  3.65% 10/01/07(b)(c)                     --   VMIG-1     6,900      6,900,000
-------------------------------------------------------------------------------

                                            RATING(A)     PAR
                                           S&P  MOODY'S  (000)       VALUE

Missouri - (continued)

Sikeston (City of) Missouri; Electric
 Revenue RB
  5.10% 06/01/97(d)                        AAA    Aaa   $  1,865 $    1,869,650
-------------------------------------------------------------------------------
                                                                     22,259,650
-------------------------------------------------------------------------------
MISSISSIPPI - 1.60%

Jackson (County of) (Chevron U.S.A. Inc.
 Project); Series 1993 PCR
  3.80% 12/01/16(b)                        --     P-1      2,900      2,900,000
-------------------------------------------------------------------------------
  3.80% 06/01/23(b)                        --     P-1      6,100      6,100,000
-------------------------------------------------------------------------------
Perry (County of) (Leaf River Forest
 Project); Series 1989 PCR
  3.50% 10/01/12(b)(c)                     --     P-1      7,100      7,100,000
-------------------------------------------------------------------------------
                                                                     16,100,000
-------------------------------------------------------------------------------
MONTANA - 0.40%

Montana (State of); Series 1996 TRAN
  4.50% 06/27/97                          SP-1+  MIG-1     4,000      4,007,483
-------------------------------------------------------------------------------
NEVADA - 0.20%

Clark (County of) (Nevada Power Co.
 Project);
 Series 1995 D-1 PCR
  3.45% 10/01/11(b)(c)                    A-1+    --       2,000      2,000,000
-------------------------------------------------------------------------------
NEW HAMPSHIRE - 1.33%

New Hampshire Higher Educational and
 Health Facilities Authority (VHA of New
 England Capital Asset Financial
 Program); Variable Rate Hospital Series
 1985 G RB
  3.45% Series G 12/01/25(b)(d)            A-1    Aaa      7,925      7,925,000
-------------------------------------------------------------------------------
New Hampshire Housing Finance Authority
 (EQR-Bond Partnership-Manchester
 Project); Multifamily Housing Refunding
 Series 1996 RB
  3.45% 09/15/26(b)(c)                     --   VMIG-1     5,000      5,000,000
-------------------------------------------------------------------------------
New Hampshire Industrial Development
 Authority (Bangor Hydro-Electric Co.
 Project); Variable Rate Demand Series
 1983 PCR
  3.40% 01/01/09(b)(c)                    A-1+    --         400        400,000
-------------------------------------------------------------------------------
                                                                     13,325,000
-------------------------------------------------------------------------------
NEW MEXICO - 1.96%

Farmington (City of) (Public Service Co.
 of New Mexico San Juan Project); Series
 1997 B PCR
  3.45% 04/01/22(b)(c)                    A-1+    P-1     14,000     14,000,000
-------------------------------------------------------------------------------

                                              RATING(A)     PAR
                                             S&P  MOODY'S  (000)     VALUE

New Mexico - (continued)

Hurley (Town of) (Kennecott Santa Fe Corp.
 Project); Unit Priced Demand Adjustable
 Series 1985 PCR
  3.80% 12/01/15(b)(d)                      A-1+    P-1   $ 4,600 $  4,600,000
------------------------------------------------------------------------------
Las Cruces (City of); Joint Utility
 Refunding and Improvement Series 1997 A
 RB
  4.00% 07/01/97                             AAA    Aaa     1,070    1,071,034
------------------------------------------------------------------------------
                                                                    19,671,034
------------------------------------------------------------------------------
NEW YORK - 18.25%

Eagle Tax Exempt Trust; Class A COP(g)
  3.56% Series 97C4703 01/01/01(e)(f)       A-1+c   Aaa    10,800   10,800,000
------------------------------------------------------------------------------
  3.61% Series 1993 E 08/01/06(b)(d)        A-1+c   --     15,000   15,000,000
------------------------------------------------------------------------------
  3.61% Series 1993 F 08/01/06(b)(d)        A-1+c   --     20,500   20,500,000
------------------------------------------------------------------------------
  3.61% Series 943902 05/01/07(b)(d)        A-1+c   --     17,800   17,800,000
------------------------------------------------------------------------------
  3.61% Series 943901 06/15/07(b)(d)        A-1+c   --     14,500   14,500,000
------------------------------------------------------------------------------
  3.61% Series 94C2102 06/01/14(b)(c)       A-1+c   --     10,100   10,100,000
------------------------------------------------------------------------------
  3.56% Series 97C4702 01/01/20(b)(d)       A-1+c   Aa1     9,500    9,500,000
------------------------------------------------------------------------------
  3.61% Series 950901 06/01/21(b)(d)        A-1+c   --     12,700   12,700,000
------------------------------------------------------------------------------
  3.56% Series 943207 07/01/29(b)(d)        A-1+c   --     14,200   14,200,000
------------------------------------------------------------------------------
Eagle Tax Exempt Trust (Washington Public
 Power Supply System Project No. 2);
 Series 964703 Class A COP
  3.56% 07/01/11(b)(d)(g)                   A-1+c   --      5,600    5,600,000
------------------------------------------------------------------------------
Merrill Lynch Group Float Program, New
 York State Medical Facilities Finance
 Agency (St. Lukes-Roosevelt Hospital
 Center); Floating Option Tax-Exempt
 Receipts Series PA-113 1993 A Mortgage RB
  3.55% 02/15/29(b)(d)                      A-1+c   --      9,700    9,700,000
------------------------------------------------------------------------------
New York (City of); General Obligation
 Fiscal Series 1997 B RAN
  4.50% 06/30/97(c)                         SP-1+  MIG-1   20,500   20,546,728
------------------------------------------------------------------------------
New York City Housing Development Corp.
 (Parkgate Tower); Variable Rate Demand
 Resolution Series 1 1985 RB
  3.30% 12/01/07(b)(c)                      A-1+  VMIG-1    5,870    5,870,000
------------------------------------------------------------------------------
New York City Municipal Water Finance
 Authortiy; Water and Sewer System
 Adjustable Rate Series 1994 G RB
  3.85% 06/15/24(b)(d)                      A-1+  VMIG-1    2,000    2,000,000
------------------------------------------------------------------------------
New York State Energy Research and
 Development Authority (Niagara Mohawk
 Power Corp.); PCR
  3.80% Series 1985 A 07/01/15(b)(c)        A-1+    --      6,800    6,800,000
------------------------------------------------------------------------------
  3.80% Series 1985 C 12/01/25(b)(c)         --     P-1     2,600    2,600,000
------------------------------------------------------------------------------

                                           RATING(A)      PAR
                                          S&P  MOODY'S   (000)       VALUE

New York - (continued)

Triborough (The) Bridge and Tunnel
 Authority; Special Obligation Variable
 Rate Demand Series 1994 RB
  3.45% 01/01/24(b)(d)                    A-1+ VMIG-1  $   5,000 $    5,000,000
-------------------------------------------------------------------------------
                                                                    183,216,728
-------------------------------------------------------------------------------
NORTH CAROLINA - 2.87%

Alamance (County of) Industrial
 Facilities & Pollution Control
 Financing Authority (Science
 Manufacturing Inc. Project); Series
 1985 IDR
  3.90% 04/01/15(b)(c)                     --    P-1       3,000      3,000,000
-------------------------------------------------------------------------------
New Hanover (County of) Industrial
 Facilities and Pollution Control
 Financing Authority (Gang-Nail Systems,
 Inc. Project); Series 1984 IDR
  3.50% 12/01/99(b)(c)                     --    P-1       5,600      5,600,000
-------------------------------------------------------------------------------
North Carolina Educational Facilities
 Finance Agency (Elon College); Series
 1997 RB
  3.35% 01/01/19(b)(c)                    A-1+ VMIG-1      5,000      5,000,000
-------------------------------------------------------------------------------
North Carolina Educational Facilities
 Finance Agency (Guillford College
 Project); Variable Rate Demand/Fixed
 Rate Series 1993 RB
  3.80% 09/01/23(b)(c)                    A-1+   --        2,100      2,100,000
-------------------------------------------------------------------------------
North Carolina Medical Care Commission
 Retirement Community (Adult Communities
 Total Services Inc.); Variable Rate
 Demand Series 1996 RB
  3.50% 11/15/09(b)(c)                    A-1+   --        5,655      5,655,000
-------------------------------------------------------------------------------
North Carolina Medical Care Community
 Hospital (Baptist Hospitals Project);
 RB
  3.45% 06/01/12(b)(c)                    A-1+ VMIG-1      4,000      4,000,000
-------------------------------------------------------------------------------
North Carolina Municipal Power Agency
 Number 1 (Catawba Project) Tax Exempt
 Commercial Notes
  3.40% 05/21/97(c)                       A-1+   P-1       3,500      3,500,000
-------------------------------------------------------------------------------
                                                                     28,855,000
-------------------------------------------------------------------------------
OHIO - 2.14%

Cuyahoga (County of) (S&R Playhouse
 Realty Co.); Adjustable Rate Demand
 Series 1984 IDR
  3.65% 12/01/09(b(c)                      --   MIG-1        635        635,000
-------------------------------------------------------------------------------
Franklin (County of) (Bricker & Eckler
 Building Co. Project); Variable Rate
 Demand Series 1984 IDR
  3.65% 11/01/14(b)(c)                     --    P-1       8,800      8,800,000
-------------------------------------------------------------------------------

                                           RATING(A)      PAR
                                          S&P  MOODY'S   (000)       VALUE

Ohio - (continued)

Lucas (County of) (Lutheran Homes
 Society Project); Adjustable Rate
 Demand Health Care Facilities Series
 1996 RB
  3.45% 11/01/19(b)(c)                   A-1+    --    $   2,800 $    2,800,000
-------------------------------------------------------------------------------
Marion (County of) (Pooled Lease
 Program); Hospital RB
  3.55% 10/01/22(b)(c)                   A-1+    --        2,095      2,095,000
-------------------------------------------------------------------------------
Ohio Building Authority (Art Facilities
 Building Fund Projects); State
 Facilities Series 1997 A RB
  4.00% 10/01/97                          AA-    Aa3       3,180      3,184,889
-------------------------------------------------------------------------------
Ohio Housing Finance Agency (Kenwood
 Congregate Retirement Community
 Project); Variable Rate Demand
 Multifamily Housing Series 1985 RB
  3.35% 12/01/15(b)(c)                    --   VMIG-1        956        956,000
-------------------------------------------------------------------------------
Summit (County of) Various Purpose
 Notes; Series 1996 B General
 Obligation BAN
  4.00% 06/05/97                          --    MIG-1      3,000      3,001,800
-------------------------------------------------------------------------------
                                                          21,466     21,472,689
-------------------------------------------------------------------------------
OKLAHOMA - 1.00%

Oklahoma Water Resource Board State
 Loan Program;
 Series 1994 A RB
  3.50% 09/01/97(e)                      A-1+    --       10,000     10,000,000
-------------------------------------------------------------------------------
OREGON - 0.59%

Portland (City of) (South Park Block
 Project); Multifamily Housing
 Refunding Series 1988 A RB
  3.45% 12/01/11(b)(c)                   A-1+    --        5,900      5,900,000
-------------------------------------------------------------------------------
PENNSYLVANIA - 2.78%

Commonwealth of Pennsylvania; First
 Series 1996-1997 TAN
  4.50% 06/30/97                         SP-1+  MIG-1     14,550     14,582,217
-------------------------------------------------------------------------------
Delaware County Industrial Development
 Authority (Henderson-Radnor Joint
 Venture Project); Limited Obligation
 Series 1985 IDR
  3.55% 04/01/15(b)(c)                    --     Aa3         855        855,000
-------------------------------------------------------------------------------
Emmaus (City of) General Authority;
 Series 1996 RB
  3.65% 12/01/28(b)(d)                   A-1+    --        3,000      3,000,000
-------------------------------------------------------------------------------
Schuykill County Industrial Development
 Authority (Gilberton Power Project);
 Variable Rate Resources Recovery
 Series 1985 RB
  3.45% 12/01/02(b)(c)                    A-1    --        2,300      2,300,000
-------------------------------------------------------------------------------

                                            RATING(A)     PAR
                                           S&P  MOODY'S  (000)       VALUE

Pennsylvania - (continued)

Wilkes-Barre (City of) Industrial
 Development Authority (Toys "R" Us/Penn
 Inc. Project); Economic Development
 Series 1984 RB
  3.425% 07/01/14(b)(c)                     --    A1    $  2,300 $    2,300,000
-------------------------------------------------------------------------------
York (City of) General Authority;
 Adjustable Rate Pooled Financing Series
 1996 RB
  3.50% 09/01/26(b)(c)                     A-1    --       4,900      4,900,000
-------------------------------------------------------------------------------
                                                                     27,937,217
-------------------------------------------------------------------------------
RHODE ISLAND - 0.13%

Rhode Island and Providence Plantations;
 Lease Participation Certificates
 Correctional Facilities Refunding Series
 1997 RB
  4.75% 10/01/97(d)                        AAA    Aaa      1,290      1,296,734
-------------------------------------------------------------------------------
SOUTH CAROLINA - 0.89%

Horry (County of) (Carolina Treatment
 Center); Variable Rate Demand Series
 1984 RB
  3.45% 12/01/14(b)(c)                      --    Aa2      2,300      2,300,000
-------------------------------------------------------------------------------
Rock Hill (City of); Utilities System RB
  3.45% 01/01/22(b)(d)                     A-1+ VMIG-1     6,675      6,675,000
-------------------------------------------------------------------------------
                                                                      8,975,000
-------------------------------------------------------------------------------
TENNESSEE - 3.39%

Health, Educational and Housing Facility
 Board of Shelby County (Rhodes College);
 Variable Rate Demand Educational
 Facilities Series 1985 RB
  3.45% 08/01/10(b)(c)                     A-1+   --       2,075      2,075,000
-------------------------------------------------------------------------------
Industrial Development Board of the City
 of Knoxville (Toys "R" Us Inc.,
 Project); Series 1984 IDR
  3.65% 05/01/14(b)(c)                      --    A1       1,150      1,150,000
-------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Authority (Centre Square II, Ltd.
 Project); Floating Rate Monthly Demand
 Series 1984 IDR
  3.35% 12/01/14(b)(c)                     A-1+   --       5,400      5,400,000
-------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Authority (Old Kingston Properties);
 Floating Rate Industrial Series 1984 IDR
  3.35% 12/01/14(b)(c)                     A-1+   --       3,500      3,500,000
-------------------------------------------------------------------------------
Knox (County of) Industrial Development
 Authority (Professional Plaza, Ltd.
 Project); Floating Rate Monthly Demand
 Series 1984 IDR
  3.35% 12/01/14(b)(c)                     A-1+   --       2,900      2,900,000
-------------------------------------------------------------------------------

                                           RATING(A)     PAR
                                          S&P  MOODY'S  (000)       VALUE

Tennessee - (continued)

Knox County Industrial Development Board
 (Weisgarber Partners Ltd Project);
 Floating Rate Series 1984 IDR
  3.35% 12/01/14(b)(c)                    A-1+   --    $    700 $      700,000
------------------------------------------------------------------------------
Nashville and Davidson (County of)
 Industrial Development Board of Metro
 Government (Amberwood Ltd Project);
 Multifamily Housing RB
  3.76% Series 1993 A 07/01/13(b)(c)       --  VMIG-1     2,345      2,345,000
------------------------------------------------------------------------------
  3.76% Series 1993 B 07/01/13(b)(c)      A-1  VMIG-1     1,990      1,990,000
------------------------------------------------------------------------------
Tennessee State School Bond Authority;
 Higher Educational Facilities BAN
  3.45% Series 1997 A 03/01/98(b)(d)      A-1+ VMIG-1     7,000      7,000,000
------------------------------------------------------------------------------
  3.45% Series A 07/02/01(b)              A-1+ VMIG-1     2,000      2,000,000
------------------------------------------------------------------------------
  3.45% Series C 07/02/01(b)              A-1+ VMIG-1     5,000      5,000,000
------------------------------------------------------------------------------
                                                                    34,060,000
------------------------------------------------------------------------------
TEXAS - 10.44%

Angelina & Neches River Authority
 Industrial Development Corp.; Solid
 Waste Disposal Series 1984 C RB
  4.00% 05/01/14(b)(c)                     --    P-1      2,700      2,700,000
------------------------------------------------------------------------------
Angelina & Neches River Authority
 Industrial Development Corp. (Temple
 Inland Marine); Series 1984 D RB
  4.00% 05/01/14(b)(c)                     --    P-1      3,300      3,300,000
------------------------------------------------------------------------------
Bexar (County of) Texas Housing Finance
 Authority (Fountainhead Apartments);
 Multifamily RB
  3.45% 09/15/26(b)(c)                    A-1+   --       5,000      5,000,000
------------------------------------------------------------------------------
Brazos River Harbor Navigation District
 of Brazoria County (Hoffman-La Roche
 Inc. Project); Series 1985 RB
  3.425% 04/01/02(b)(c)                    --    A1       2,750      2,750,000
------------------------------------------------------------------------------
Dallas Area Rapid Transit; Sales Tax
 Revenue Series B Commercial Paper Notes
  3.55% 05/28/97(c)                       A-1+   P-1      5,000      5,000,000
------------------------------------------------------------------------------
Harris (County of); Sub Lein Toll Road
 Series D RB
  3.30% 08/01/15(b)(c)                    A-1+ VMIG-1     8,400      8,400,000
------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Buckner Retirement
 Services, Inc. Project); Series 1996 RB
  3.50% 08/15/26(b)(c)                     --  VMIG-1    17,800     17,800,000
------------------------------------------------------------------------------

                                           RATING(A)     PAR
                                          S&P  MOODY'S  (000)       VALUE

Texas - (continued)

Harris County Health Facilities
 Development Corp. (Greater Houston
 Pooled Health); Series 1985 A RB
  3.55% 11/01/25(b)(c)                    A-1    --    $  2,900 $    2,900,000
------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Gulf Coast Regional
 Blood Center Project); Series 1992 RB
  3.45% 04/01/17(b)(c)                    A-1    --       3,450      3,450,000
------------------------------------------------------------------------------
Harris County Health Facilities
 Development Corp. (Memorial Hospital
 System Project); Series 1997 B RB
  3.35% 06/01/24(b)(d)                    --   VMIG-1     5,000      5,000,000
------------------------------------------------------------------------------
North Central Texas Health Facilities
 Development Authority (Presbyterian
 Medical Center); Series
 1985 C RB
  3.80% 12/01/15(b)(d)                    A-1  VMIG-1     2,300      2,300,000
------------------------------------------------------------------------------
Nueces County Health Facilities
 Development Corp. (Driscoll Childrens
 Hospital); Floating Rate Demand
 Hospital Series 1985 RB
  3.45% 07/01/15(b)(c)                    --   VMIG-1     2,570      2,570,000
------------------------------------------------------------------------------
Tarrant (County of) Texas Housing
 Finance Corp. (Windcastle Project);
 Multifamily Housing RB
  3.55% 08/01/26(b)(c)                   A-1+    --       2,100      2,100,000
------------------------------------------------------------------------------
Texas (State of); Series 1996 TRAN
  4.75% 08/29/97                         SP-1+  MIG-1    21,000     21,074,669
------------------------------------------------------------------------------
Texas Department of Housing and
 Community Affairs; SFM Tax Exempt
 Refunding Series B Commercial Paper
 Notes
  3.60% 06/26/97(d)                      A-1+    --       2,655      2,655,000
------------------------------------------------------------------------------
Texas Department of Housing and Urban
 Affairs (Remington Hill Department);
 Multifamily Housing Refunding Series
 1993 B RB
  3.50% 02/01/23(b)(c)                   A-1+    --      13,880     13,880,000
------------------------------------------------------------------------------
Texas State Public Finance Authority;
 Building RB
  6.40% 02/01/98(d)                       AAA    Aaa      1,850      1,891,505
------------------------------------------------------------------------------
Trinity River Industrial Development
 Authority (Radiation Sterilizers, Inc.
 Project); Variable Rate Demand IDR
  3.60% Series 1985 A 11/01/05(b)(c)      A-1    --         500        500,000
------------------------------------------------------------------------------
  3.60% Series 1985 B 11/01/05(b)(c)      A-1    --       1,650      1,650,000
------------------------------------------------------------------------------
                                                                   104,921,174
------------------------------------------------------------------------------

                                            RATING(A)     PAR
                                           S&P  MOODY'S  (000)       VALUE

UTAH - 2.06%

Bountiful (City of) (Bountiful Gateway
 Park Project); Adjustable Rate Refunding
 Series 1987 IDR
  3.75% 12/01/97(b)(c)                     A-1+   --    $  3,785 $    3,785,000
-------------------------------------------------------------------------------
Intermountain Power Agency; Variable Rate
 Power Supply Refunding Series 1985 E
 Commercial Notes
  3.50% 08/22/97(c)                        A-1+ VMIG-1     8,200      8,200,000
-------------------------------------------------------------------------------
State Board of Regents of the State of
 Utah (University Inn Project); Variable
 Rate Demand Series 1985 IDR
  4.00% 12/01/15(b)(c)                      --    P-1      8,655      8,655,000
-------------------------------------------------------------------------------
                                                                     20,640,000
-------------------------------------------------------------------------------
VERMONT - 0.71%

Vermont Educational and Health Buildings
 (VHA New England); Financing Agency RB
  3.45% Series E 12/01/25(b)(d)            A-1    Aaa      2,500      2,500,000
-------------------------------------------------------------------------------
  3.45% Series F 12/01/25(b)(d)            A-1+   Aaa      2,100      2,100,000
-------------------------------------------------------------------------------
Vermont (State of) Health and Education
 Building Finance Agency (VHA of New
 England Capital Asset Finance Program);
 Variable Rate Hospital Series 1985 G RB
  3.45% 12/01/25(b)(d)                     A-1+   Aaa      2,560      2,560,000
-------------------------------------------------------------------------------
                                                                      7,160,000
-------------------------------------------------------------------------------
VIRGINIA - 2.30%

Henrico (County of) Virginia Industrial
 Development Authority (Hermitage
 Project); Variable Rate Health
 Facilities Bonds Series 1994 RB
  3.90% 05/01/24(b)(c)                      --  VMIG-1     6,071      6,070,500
-------------------------------------------------------------------------------
Industrial Development Authority of the
 City of Lynchburg (VHA Mid-Atlantic
 States, Inc.); Capital Asset Financing
 Program Variable Rate Hospital Series
 1985 F RB
  3.50% 12/01/25(b)(d)                     A-1    Aaa      1,000      1,000,000
-------------------------------------------------------------------------------
Industrial Development Authority of the
 City of Norfolk (Sentara Hospitals-
 Norfolk Project); Series 1990 A
 Commercial Paper Notes
  3.50% 05/22/97(e)                        A-1+ VMIG-1    14,985     14,985,000
-------------------------------------------------------------------------------
Peninsula Ports Authority of Virginia
 (Dominion Terminal Associates Project);
 Coal Terminal Refunding Series 1987 D RB
  3.70% 07/01/16(b)(c)                      --    P-1      1,000      1,000,000
-------------------------------------------------------------------------------
                                                                     23,055,500
-------------------------------------------------------------------------------

                                       RATING(A)     PAR
                                      S&P  MOODY'S  (000)       VALUE

WASHINGTON - 0.14%

Clark (County of) (Evergreen School
 District No. 114); Unlimited Tax
 Series 1996 GO
  6.00% 06/01/97(c)                   AAA    Aaa   $  1,440 $    1,445,183
-----------------------------------------------------------------------------
WEST VIRGINIA - 2.35%

West Virginia Hospital Finance
 Authority (VHA
 Mid-Atlantic States, Inc. Capital
 Asset Financing Program); RB
  3.50% Series 1985 B 12/01/25(b)(d) A-1+    Aaa      3,000      3,000,000
-----------------------------------------------------------------------------
  3.50% Series 1985 C 12/01/25(b)(d)  A-1    Aaa      3,500      3,500,000
-----------------------------------------------------------------------------
  3.50% Series 1985 D 12/01/25(b)(d)  A-1    --       1,400      1,400,000
-----------------------------------------------------------------------------
  3.50% Series 1985 E 12/01/25(b)(d)  A-1    Aaa      1,400      1,400,000
-----------------------------------------------------------------------------
  3.50% Series 1985 F 12/01/25(b)(d)  A-1    Aaa      5,700      5,700,000
-----------------------------------------------------------------------------
  3.50% Series 1985 H 12/01/25(b)(d)  A-1    Aaa      8,600      8,600,000
-----------------------------------------------------------------------------
                                                                23,600,000
-----------------------------------------------------------------------------
WISCONSIN - 1.10%

Wisconsin (State of); GO
  4.50% 06/16/97                     SP-1+  MIG-1     6,000      6,007,766
-----------------------------------------------------------------------------
Wisconsin (State of); Series C GO
  7.00% 05/01/97(e)(f)                AAA    AAA      1,000      1,012,524
-----------------------------------------------------------------------------
Wisconsin Health and Education
 Facilities Authority (Wheaton
 Franciscan Services, Inc. System);
 Variable Rate Demand Series 1997 RB
  3.35% 08/15/16(b)(c)               A-1+  VMIG-1     4,000      4,000,000
-----------------------------------------------------------------------------
                                                                11,020,290
-----------------------------------------------------------------------------
WYOMING - 0.25%

Uinta (County of) (Chevron USA
 Project); Series
 1993 PCR
  3.80% 08/15/20(e)                   --     P-1      2,500      2,500,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 103.27%                                  1,036,936,187(h)
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -
  (3.27%)                                                      (32,825,030)
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                        $1,004,111,157
-----------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS:

 BAN Bond Anticipation Notes                  RAN   Revenue Anticipation Notes
 COP Certificates of Participation            RB    Revenue Bonds
 GO  General Obligation Bonds                 TAN   Tax Anticipation Notes
 IDR Industrial Development Revenue Bonds     TRAN  Tax and Revenue Anticipation Notes
 PCR Pollution Control Revenue Bonds


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Corporation ("S&P"). Ratings are not covered by Independent Auditor's Report.

(b) Demand security: payable upon demand by the Fund at specified intervals no greater than thirteen months. Interest rates are redetermined periodically. Rate shown is the rate in effect on March 31, 1997.

(c) Security is secured by a letter of credit.

(d) Security is secured by bond insurance.

(e) Security has an outstanding call or mandatory put by the issuer. Par value and maturity date reflect such call or put.

(f) Security is secured by an escrow fund.

(g) The Fund may invest in synthetic municipal instruments of which the value and return are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sales of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexitites and potential risks that may not be present where a municipal security is owned directly.

(h) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS:
Investments, at value (amortized cost)                    $1,036,936,187
------------------------------------------------------------------------
Cash                                                              71,176
------------------------------------------------------------------------
Receivables for:
 Investments sold                                                245,000
------------------------------------------------------------------------
 Interest                                                      6,171,284
------------------------------------------------------------------------
 Reimbursement from advisor                                       13,000
------------------------------------------------------------------------
Investment for deferred compensation plan                         24,694
------------------------------------------------------------------------
Other assets                                                      70,953
------------------------------------------------------------------------
    Total assets                                           1,043,532,294
------------------------------------------------------------------------
LIABILITIES:
Payables for:
 Investments purchased                                        36,361,701
------------------------------------------------------------------------
 Dividends                                                     2,820,829
------------------------------------------------------------------------
 Deferred compensation                                            24,694
------------------------------------------------------------------------
Accrued advisory fees                                            135,309
------------------------------------------------------------------------
Accrued directors' fees                                            5,570
------------------------------------------------------------------------
Accrued administrative service fees                               11,662
------------------------------------------------------------------------
Accrued transfer agent fees                                        8,000
------------------------------------------------------------------------
Accrued distribution fees                                          7,733
------------------------------------------------------------------------
Accrued operating expenses                                        45,639
------------------------------------------------------------------------
    Total liabilities                                         39,421,137
------------------------------------------------------------------------
NET ASSETS                                                $1,004,111,157
========================================================================
NET ASSETS:
 Institutional Shares                                     $  966,567,457
========================================================================
 Private Investment Class                                 $   37,543,700
========================================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Institutional Shares:
 Authorized                                                3,000,000,000
------------------------------------------------------------------------
 Outstanding                                                 966,579,148
========================================================================
Private Investment Class:
 Authorized                                                1,000,000,000
------------------------------------------------------------------------
 Outstanding                                                  37,544,154
========================================================================
NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share           $1.00
========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 1997

INVESTMENT INCOME:
Interest income                                            $36,350,163
-----------------------------------------------------------------------
EXPENSES:
Advisory fees                                                2,346,148
-----------------------------------------------------------------------
Transfer agent fees                                             85,916
-----------------------------------------------------------------------
Administrative service fees                                     70,077
-----------------------------------------------------------------------
Directors' fees                                                 15,006
-----------------------------------------------------------------------
Distribution fees (Note 2)                                     169,413
-----------------------------------------------------------------------
Other expenses                                                 232,418
-----------------------------------------------------------------------
  Total expenses                                             2,918,978
-----------------------------------------------------------------------
Less fees waived and expenses assumed by advisor              (733,219)
-----------------------------------------------------------------------
  Net expenses                                               2,185,759
-----------------------------------------------------------------------
Net investment income                                       34,164,404
-----------------------------------------------------------------------
Net realized gain on sales of investments                       79,682
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments       (5,777)
-----------------------------------------------------------------------
Net increase in net assets resulting from operations       $34,238,309
=======================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1997 and 1996

                                                   1997            1996
                                              --------------  --------------
OPERATIONS:
 Net investment income                        $   34,164,404  $   40,503,678
-----------------------------------------------------------------------------
 Net realized gain on sales of investments            79,682         292,222
-----------------------------------------------------------------------------
 Net unrealized appreciation (depreciation)
  of investments                                      (5,777)        (30,577)
-----------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                   34,238,309      40,765,323
-----------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
 Institutional Shares                            (33,140,042)    (39,402,142)
-----------------------------------------------------------------------------
 Private Investment Class                         (1,024,362)     (1,101,536)
-----------------------------------------------------------------------------
Capital stock transactions - net:
 Institutional Shares                            (42,543,201)     (1,106,286)
-----------------------------------------------------------------------------
 Private Investment Class                          2,402,025       5,845,831
-----------------------------------------------------------------------------
    Net increase (decrease) in net assets        (40,067,271)      5,001,190
-----------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                           1,044,178,428   1,039,177,238
-----------------------------------------------------------------------------
 End of period                                $1,004,111,157  $1,044,178,428
=============================================================================
NET ASSETS CONSIST OF:
 Capital (par value and additional paid-in):
  Institutional Shares                        $  966,579,148  $1,009,122,349
-----------------------------------------------------------------------------
  Private Investment Class                        37,544,154      35,142,129
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) on
  sales of investments                               (12,145)        (91,827)
-----------------------------------------------------------------------------
 Unrealized appreciation of investments                   --           5,777
-----------------------------------------------------------------------------
                                              $1,004,111,157  $1,044,178,428
=============================================================================



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 1997


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Tax-Free Investments Co. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of one portfolio, the Cash Reserve Portfolio (the "Fund"). The Fund consists of two different classes of shares, the Institutional Cash Reserve Shares ("Institutional Shares") and the Private Investment Class. Matters affecting each class are voted on exclusively by the shareholders of each class. The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Securities Valuations - The Fund uses the amortized cost method of valuing investment portfolio securities which has been determined by the Board of Directors of the Company to represent the fair value of the Fund's investments.

B. Securities Transactions and Investment Income - Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Interest income is allocated to each class daily, based upon each class' pro rata share of the total shares of the Fund outstanding. Discounts, other than original issue, on short-term obligations are amortized to unrealized appreciation for financial reporting purposes.

C. Dividends and Distributions to Shareholders - It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually. Net capital gains cannot be distributed to the extent they can be offset by any capital loss carryovers of the Fund.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $175,320 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in sufficient municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code, to shareholders.

E. Expenses - Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are applicable to more than one class are allocated between the classes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets plus 0.20% of the Fund's average daily net assets in excess of $500 million.

 AIM has voluntarily agreed to reduce its fee from the Fund to the extent necessary so that the amount of ordinary expenses of the Institutional Shares (excluding interest, taxes, brokerage commissions, directors' fees, extraordinary expenses and federal registration fees) paid or incurred by the Institutional Shares does not exceed 0.20% of the Institutional Shares' average daily net assets. As a result, AIM's advisory fee on the Private Investment Class is reduced in the same proportion as the Institutional Shares. For the year ended March 31, 1997, AIM reduced its advisory fee from the Fund by $625,513 and assumed expenses of $23,000.

 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $70,077 for such services.

 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Company, FMC acts as the exclusive distributor of capital stock of the Institutional Shares and the Private Investment Class. The Company has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class. The Plan provides that the Private Investment Class may pay up to a 0.50% maximum annual rate of the Private Investment Class' average daily net assets. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of 0.25% of the average daily net assets of the Private Investment Class to selected broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund with respect to the Private Investment Class. During the year ended March 31, 1997, the Private Investment Class accrued $169,413 as compensation to FMC under the Plan. FMC waived fees of $84,706 duirng the same period.

 The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1997, the Fund paid AIFS $85,916 for such services. Certain officers and directors of the Company are directors or officers of AIM, AIFS and FMC.

 During the year ended March 31, 1997, the Fund paid legal fees of $7,203 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1997 and 1996 were as follows:

                                     1997                             1996
                        -------------------------------  -------------------------------
                            SHARES          AMOUNT           SHARES          AMOUNT
                        --------------  ---------------  --------------  ---------------
Sold:
  Institutional Shares   4,746,443,085  $ 4,746,443,085   5,051,588,995  $ 5,051,588,995
-----------------------------------------------------------------------------------------
  Private Investment
   Class                   204,111,511      204,111,511     218,503,050      218,503,050
-----------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Shares         192,345          192,345          99,312           99,312
-----------------------------------------------------------------------------------------
  Private Investment
   Class                       860,021          860,021       1,064,127        1,064,127
-----------------------------------------------------------------------------------------
Redeemed:
  Institutional Shares  (4,789,178,631)  (4,789,178,631) (5,052,794,593)  (5,052,794,593)
-----------------------------------------------------------------------------------------
  Private Investment
   Class                  (202,569,507)    (202,569,507)   (213,721,346)    (213,721,346)
-----------------------------------------------------------------------------------------
Net increase (de-
 crease)                   (40,141,176) $   (40,141,176)      4,739,545  $     4,739,545
=========================================================================================

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Institutional Share's capital stock outstanding during each of the years in the eight-year period ended March 31, 1997, the eleven months ended March 31, 1989 and the year ended April 30, 1988.

                                                                    MARCH 31,
                     ---------------------------------------------------------------------------------------------------------
                       1997          1996        1995        1994       1993       1992        1991        1990        1989
                     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Net asset value,
beginning of
period                  $1.00          $1.00       $1.00       $1.00     $1.00       $1.00       $1.00       $1.00       $1.00
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Income from
investment
operations:
 Net investment
 income                  0.03           0.04        0.03        0.02      0.03        0.04        0.06        0.06        0.05
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Less
distributions:
 Dividends from
 net investment
 income                 (0.03)         (0.04)      (0.03)      (0.02)    (0.03)      (0.04)      (0.06)      (0.06)      (0.05)
----------------     --------     ----------  ----------  ----------  --------  ----------  ----------  ----------  ----------
Net asset value,
end of period           $1.00          $1.00       $1.00       $1.00     $1.00       $1.00       $1.00       $1.00       $1.00
================     ========     ==========  ==========  ==========  ========  ==========  ==========  ==========  ==========
Total return             3.33%          3.67%       3.06%       2.33%     2.66%       4.09%       5.68%       6.22%       5.67%(a)
================     ========     ==========  ==========  ==========  ========  ==========  ==========  ==========  ==========
Ratios/supplemental
data:
Net assets, end
of period
(000s omitted)       $966,567     $1,009,039  $1,009,891  $1,040,595  $994,828  $1,191,209  $1,156,557  $1,114,813  $1,062,479
================     ========     ==========  ==========  ==========  ========  ==========  ==========  ==========  ==========
Ratio of
expenses to
average
net assets(b)            0.20%(c)       0.20%       0.20%       0.20%     0.20%       0.20%       0.20%       0.20%       0.20%(a)
================     ========     ==========  ==========  ==========  ========  ==========  ==========  ==========  ==========
Ratio of net
investment
income to
average net
assets(d)                3.27%(c)       3.59%       3.01%       2.30%     2.66%       4.00%       5.52%       6.03%       5.52%(a)
================     ========     ==========  ==========  ==========  ========  ==========  ==========  ==========  ==========
                     APRIL 30,
                        1988
                     -----------
Net asset value,
beginning of
period                    $1.00
-------------------- -----------
Income from
investment
operations:
 Net investment
 income                    0.04
-------------------- -----------
Less
distributions:
 Dividends from
 net investment
 income                   (0.04)
-------------------- -----------
Net asset value,
end of period             $1.00
==================== ==========
Total return               4.56%
==================== ==========
Ratios/supplemental
data:
Net assets, end
of period
(000s omitted)       $1,192,604
==================== ==========
Ratio of
expenses to
average
net assets(b)              0.21%
==================== ==========
Ratio of net
investment
income to
average net
assets(d)                  4.47%
==================== ==========

(a)Annualized.

(b) After waiver of advisory fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and/or expense reimbursements were 0.26%, 0.26%, 0.26%, 0.28%, 0.26%, 0.26%,
    0.27%, 0.28%, 0.28%(annualized) and 0.29% for the periods 1997-1988, respectively.

(c) Ratios are based on average net assets of $1,013,970,754.

(d) After waiver of advisory fees and/or expense reimbursements. Ratios of net investment income to average net assets prior to waiver of advisory fees and/or expense reimbursements were 3.21%, 3.53%, 2.95%, 2.22%, 2.60%,
    3.94%, 5.46%, 5.95%, 5.44%(annualized) and 4.40%, for the periods 1997-
    1988, respectively.

--------------------------------------------     -----------------------------------------------
--------------------------------------------     -----------------------------------------------

INVESTMENT ADVISOR                                                  PROSPECTUS
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100                                       JULY 29, 1997
Houston, Texas 77046-1173
(713) 626-1919
                                                                    TAX-FREE
DISTRIBUTOR                                                      INVESTMENTS CO.
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100
Houston, Texas 77046                                            INSTITUTIONAL CASH
(800) 659-1005                                                    RESERVE SHARES

AUDITORS                                                  11 GREENWAY PLAZA, SUITE 100
KPMG PEAT MARWICK LLP                                       HOUSTON, TEXAS 77046-1173
700 Louisiana, NationsBank Building
Houston, Texas 77002

CUSTODIAN                                                                              PAGE
THE BANK OF NEW YORK                                                                   ----
90 Washington Street, 11th Floor                 Organization of the Company..........   2
New York, New York 10286                         Table of Fees and Expenses...........   2
                                                 Financial Highlights.................   3
TRANSFER AGENT                                   Suitability for Investors............   4
A I M INSTITUTIONAL FUND SERVICES, INC.          Investment Program...................   4
P.O. Box 4333                                    Purchase of Shares...................   6
Houston, Texas 77210-4333                        Redemption of Shares.................   7
                                                 Determination of Net Asset Value.....   8
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY        Dividends............................   8
INFORMATION OR TO MAKE ANY REPRESENTATIONS       Performance Information..............   8
NOT CONTAINED IN THIS PROSPECTUS IN              Tax Matters..........................   9
CONNECTION WITH THE OFFERING MADE BY THIS        Management of the Company............   9
PROSPECTUS, AND IF GIVEN OR MADE, SUCH           General Information..................  11
INFORMATION OR REPRESENTATIONS MUST NOT BE       Appendix............................. A-1
RELIED UPON AS HAVING BEEN AUTHORIZED BY
THE FUND OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFER
IN ANY JURISDICTION TO ANY PERSON TO WHOM
SUCH OFFERING MAY NOT LAWFULLY BE MADE.
--------------------------------------------     -----------------------------------------------
--------------------------------------------     -----------------------------------------------